Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q11

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38
Components of Provision for Loan Losses
Citicorp	39
Citi Holdings / Total Citigroup	40
Non-Accrual Assets
Total Citigroup	41
Citicorp	42
Citi Holdings	43

Reconciliation of Non-GAAP Financial Measures	44

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

								2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q		2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011		(Decrease)	2010	2011	(Decrease)

Total Revenues, Net of Interest Expense	$25,421	$22,071	$20,738	$18,371	$19,726	$20,622		(7)%	$47,492	$40,348	(15)%
Total Operating Expenses	11,518	11,866	11,520	12,471	12,326	12,936		9%	23,384	25,262	8%
Net Credit Losses	8,384	7,962	7,659	6,854	6,269	5,147		(35)%	16,346	11,416	(30)%
Credit Reserve Build / (Release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)		(37)%	(1,457)	(5,336)	NM
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25	(13)		82%	(106)	12	NM
Provision for Benefits & Claims	287	213	227	238	260	219		3%	500	479	(4)%
Provision for Credit Losses and for Benefits and Claims	8,618	6,665	5,919	4,840	3,184	3,387		(49)%	15,283	6,571	(57)%
Income from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	4,299		21%	8,825	8,515	(4)%
Income Taxes (benefits)	1,036	812	698	(313)	1,185	967		19%	1,848	2,152	16%
Income from Continuing Operations	$4,249	$2,728	$2,601	$1,373	$3,031	$3,332		22%	$6,977	$6,363	(9)%
Income (Loss) from Discontinued Operations, net of Taxes	211	(3)	(374)	98	40	71		NM	208	111	(47)%
Net Income before Attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403		25%	7,185	6,474	(10)%
Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62		NM	60	134	NM
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341		24%	$7,125	$6,340	(11)%

Diluted Earnings Per Share (1):
Income from Continuing Operations	$1.43	$0.90	$0.83	$0.40	$0.97	$1.07		19%	$2.32	$2.05	(12)%
Citigroup’s Net Income	$1.50	$0.90	$0.72	$0.43	$0.99	$1.09		21%	$2.39	$2.08	(13)%
Shares (in millions) (1):
Average Basic	2,844.4	2,884.9	2,887.8	2,893.3	2,904.4	2,908.6		1%	2,864.7	2,906.5	1%
Average Diluted	2,933.4	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0		1%	2,954.4	2,996.8	1%
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9		1%

Preferred Dividends - Basic (in millions)	$—	$—	$—	$9	$4	$9			$—	$13
Preferred Dividends - Diluted (in millions)	$—	$—	$—	$9	$4	$9			$—	$13

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,190	$2,674	$2,468	$1,194	$2,920	$3,200		20%	$6,862	$6,122	(11)%
Citigroup’s Net Income	$4,400	$2,671	$2,148	$1,288	$2,960	$3,270		22%	$7,068	$6,231	(12)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,191	$2,675	$2,469	$1,195	$2,921	$3,206		20%	$6,863	$6,129	(11)%
Citigroup’s Net Income	$4,400	$2,672	$2,149	$1,289	$2,961	$3,276		23%	$7,070	$6,238	(12)%

Financial Ratios:
Tier 1 Common Ratio	9.11%	9.71%	10.33%	10.75%	11.34%	11.6	%*
Tier 1 Capital Ratio	11.28%	11.99%	12.50%	12.91%	13.26%	13.6	%*
Total Capital Ratio	14.88%	15.59%	16.14%	16.59%	16.98%	17.2	%*
Leverage Ratio	6.16%	6.31%	6.57%	6.60%	7.00%	7.0	%*
Return on Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	7.7	%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	$1,956.6		1%
Total Deposits	827.9	814.0	850.1	845.0	865.9	866.3		6%
Citigroup’s Stockholders’ Equity	151.4	154.8	162.9	163.5	171.0	176.4		14%
Citigroup Equity and Trust Securities (included in LT Debt)	173.1	175.0	183.4	181.6	189.0	192.4		10%
Book Value Per Share (1)	$52.80	$53.32	$55.97	$56.15	$58.46	$60.34		13%
Tangible Book Value Per Share (1)	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75		16%

Direct Staff (in thousands)	263	259	258	260	260	263		2%

(1)   Earnings per share, Book Value per share and Tangible Book Value per share reflect Citigroup’s 1-for-10 reverse stock split which was effective May 6, 2011. Tangible Book Value per share is a non-GAAP financial measure. See page 44 for a reconciliation of this measure to its most comparable GAAP measure.

*      Preliminary

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Interest revenue	$20,783	$20,356	$19,311	$18,832	$18,155	$18,586	(9)%	$41,139	$36,741	(11)%
Interest expense	6,342	6,429	6,183	6,142	6,053	6,438	—	12,771	12,491	(2)%
Net interest revenue	14,441	13,927	13,128	12,690	12,102	12,148	(13)%	28,368	24,250	(15)%

Commissions and fees	3,645	3,229	3,248	3,536	3,368	3,557	10%	6,874	6,925	1%
Principal transactions	4,116	2,362	2,085	(1,046)	3,167	2,616	11%	6,478	5,783	(11)%
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	1,068	17%	1,932	2,165	12%
Realized gains (losses) on investments (1)	31	69	742	158	(1,127)	412	NM	100	(715)	NM
Insurance premiums	748	636	655	645	672	684	8%	1,384	1,356	(2)%
Other revenue	1,418	938	(96)	1,291	447	137	(85)%	2,356	584	(75)%
Total non-interest revenues	10,980	8,144	7,610	5,681	7,624	8,474	4%	19,124	16,098	(16)%
Total revenues, net of interest expense	25,421	22,071	20,738	18,371	19,726	20,622	(7)%	47,492	40,348	(15)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	8,384	7,962	7,659	6,854	6,269	5,147	(35)%	16,346	11,416	(30)%
Credit Reserve build / (Release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	(1,966)	(37)%	(1,457)	(5,336)	NM
Provision for loan losses	8,366	6,523	5,666	4,639	2,899	3,181	(51)%	14,889	6,080	(59)%
Policyholder benefits and claims	287	213	227	238	260	219	3%	500	479	(4)%
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	(13)	82%	(106)	12	NM
Total provisions for credit losses and for benefits and claims	8,618	6,665	5,919	4,840	3,184	3,387	(49)%	15,283	6,571	(57)%

Operating Expenses
Compensation and benefits	6,162	5,961	6,117	6,190	6,409	6,669	12%	12,123	13,078	8%
Premises and Equipment	830	824	838	839	825	832	1%	1,654	1,657	—
Technology / communication expense	1,199	1,195	1,257	1,273	1,214	1,275	7%	2,394	2,489	4%
Advertising and marketing expense	302	367	458	518	397	627	71%	669	1,024	53%
Other operating	3,025	3,519	2,850	3,651	3,481	3,533	—	6,544	7,014	7%
Total operating expenses	11,518	11,866	11,520	12,471	12,326	12,936	9%	23,384	25,262	8%

Income from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	4,299	21%	8,825	8,515	(4)%
Provision (benefits) for income taxes	1,036	812	698	(313)	1,185	967	19%	1,848	2,152	16%

Income from Continuing Operations	4,249	2,728	2,601	1,373	3,031	3,332	22%	6,977	6,363	(9)%
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(5)	(3)	8	72	60	(17)		(8)	43
Gain (Loss) on Sale	94	—	(784)	(12)	4	126		94	130
Provision (benefits) for income taxes	(122)	—	(402)	(38)	24	38		(122)	62
Income (Loss) from Discontinued Operations, net of taxes	211	(3)	(374)	98	40	71	NM	208	111	(47)%
Net Income before attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	25%	7,185	6,474	(10)%
Net Income attributable to noncontrolling Interests	32	28	59	162	72	62	NM	60	134	NM
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	24%	$7,125	$6,340	(11)%

(1)   Includes Other-Than-Temporary Impairment losses on investments.

(2)   Discontinued Operations includes:

a)     The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)    The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

c)     The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

d)    The sale of The Student Loan Corporation.

e)     The sale of the Egg Credit Card Business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

							June 30, 2011
							vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	Dec 31, 2010
	2010	2010	2010	2010	2011	2011 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	(1)%
Deposits with banks	163,525	160,780	150,071	162,437	163,603	156,181	(4)%
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	283,976	15%
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	40,695	30%
Trading account assets	345,783	309,412	337,098	317,272	323,110	322,349	2%
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	294,664	2%
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	14,910	(49)%
Total Investments	316,733	317,066	340,250	318,164	327,257	309,574	(3)%
Loans, net of unearned income
Consumer	531,469	505,446	463,104	457,632	441,213	443,044	(3)%
Corporate	190,335	186,720	191,207	191,162	195,923	204,456	7%
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	647,500	—
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(15)%
Total loans, net	673,058	645,969	610,637	608,139	600,568	613,138	1%
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	2%
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	(5)%
Mortgage servicing rights (MSR’s)	6,439	4,894	3,976	4,554	4,690	4,258	(6)%
Other assets	168,709	174,101	172,800	163,778	162,433	164,932	1%
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—	—
Total assets	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	11%
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	220,436	(2)%
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	307,067	1%
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	61,898	12%
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	497,345	2%
Total International Deposits	530,199	512,906	548,027	540,969	561,411	559,243	3%

Total deposits	827,914	813,951	850,095	844,968	865,863	866,310	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	203,843	8%
Brokerage payables	55,041	54,774	51,517	51,749	50,394	57,245	11%
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	152,307	18%
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	72,889	(7)%
Long-term debt	439,274	413,297	387,330	381,183	376,541	352,458	(8)%
Other liabilities (2)	78,852	78,439	78,198	72,811	68,792	72,929	—
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	2%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	$312	—
Common Stock	287	292	292	292	293	293	—
Additional paid-in capital	96,427	99,014	100,898	101,024	102,740	103,211	2%
Retained earnings	73,432	76,130	78,260	79,559	82,554	85,857	8%
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	25%
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	25%
Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	8%

Total Citigroup stockholders’ equity	$151,421	$154,806	$162,913	$163,468	$171,037	$176,364	8%
Noncontrolling interests	2,358	2,524	2,270	2,321	2,356	2,281	(2)%
Total equity	153,779	157,330	165,183	165,789	173,393	178,645	8%
Total liabilities and equity	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	2%

(1)               Preliminary

(2)               Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010, $1,102 million for the third quarter of 2010,  $1,066 million for the fourth quarter of 2010, $1,105 million for the first quarter of 2011 and $1,097 million for the second quarter of 2011, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

CITICORP
Regional Consumer Banking
North America	$3,801	$3,693	$3,740	$3,556	$3,334	$3,366	(9)%	$7,494	$6,700	(11)%
EMEA	405	376	349	381	398	391	4%	781	789	1%
Latin America	2,076	2,118	2,233	2,300	2,309	2,426	15%	4,194	4,735	13%
Asia	1,800	1,845	1,839	1,930	1,901	2,031	10%	3,645	3,932	8%
Total	8,082	8,032	8,161	8,167	7,942	8,214	2%	16,114	16,156	—

Securities and Banking
North America	3,553	2,627	2,203	1,009	2,328	2,125	(19)%	6,180	4,453	(28)%
EMEA	2,515	1,762	1,733	832	2,059	1,640	(7)%	4,277	3,699	(14)%
Latin America	607	558	639	728	582	675	21%	1,165	1,257	8%
Asia	1,328	1,008	1,018	964	1,043	1,031	2%	2,336	2,074	(11)%
Total	8,003	5,955	5,593	3,533	6,012	5,471	(8)%	13,958	11,483	(18)%
Transaction Services
North America	639	636	620	588	610	609	(4)%	1,275	1,219	(4)%
EMEA	833	848	835	840	836	898	6%	1,681	1,734	3%
Latin America	344	356	384	406	408	428	20%	700	836	19%
Asia	621	662	696	726	696	728	10%	1,283	1,424	11%
Total	2,437	2,502	2,535	2,560	2,550	2,663	6%	4,939	5,213	6%

Total Citicorp	18,522	16,489	16,289	14,260	16,504	16,348	(1)%	35,011	32,852	(6)%

CITI HOLDINGS
Brokerage and Asset Management	340	141	(8)	136	137	47	(67)%	481	184	(62)%
Local Consumer Lending	4,670	4,206	3,547	3,403	3,153	2,949	(30)%	8,876	6,102	(31)%
Special Asset Pool	1,540	572	314	426	(7)	1,015	77%	2,112	1,008	(52)%
Total Citi Holdings	6,550	4,919	3,853	3,965	3,283	4,011	(18)%	11,469	7,294	(36)%

Corporate / Other	349	663	596	146	(61)	263	(60)%	1,012	202	(80)%

Total Citigroup - Net Revenues	$25,421	22,071	20,738	18,371	$19,726	20,622	(7)%	47,492	40,348	(15)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)
Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$15	$52	$177	$403	$551	$684	NM	$67	$1,235	NM
EMEA	24	48	20	1	49	29	(40)%	72	78	8%
Latin America	367	473	537	434	484	412	(13)%	840	896	7%
Asia	567	566	497	509	461	484	(14)%	1,133	945	(17)%
Total	973	1,139	1,231	1,347	1,545	1,609	41%	2,112	3,154	49%

Securities and Banking
North America	1,422	816	430	(203)	458	339	(58)%	2,238	797	(64)%
EMEA	1,021	355	497	(68)	765	343	(3)%	1,376	1,108	(19)%
Latin America	269	200	274	340	272	292	46%	469	564	20%
Asia	469	301	179	185	210	212	(30)%	770	422	(45)%
Total	3,181	1,672	1,380	254	1,705	1,186	(29)%	4,853	2,891	(40)%

Transaction Services
North America	161	158	128	85	113	137	(13)%	319	250	(22)%
EMEA	303	320	306	296	278	289	(10)%	623	567	(9)%
Latin America	152	154	170	172	170	157	2%	306	327	7%
Asia	319	296	318	318	284	290	(2)%	615	574	(7)%
Total	935	928	922	871	845	873	(6)%	1,863	1,718	(8)%

Total Citicorp	5,089	3,739	3,533	2,472	4,095	3,668	(2)%	8,828	7,763	(12)%

CITI HOLDINGS
Brokerage and Asset Management	76	(94)	(153)	(55)	(10)	(100)	(6)%	(18)	(110)	NM
Local Consumer Lending	(1,829)	(1,226)	(830)	(1,103)	(599)	(746)	39%	(3,055)	(1,345)	56%
Special Asset Pool	878	116	(83)	247	62	678	NM	994	740	(26)%
Total Citi Holdings	(875)	(1,204)	(1,066)	(911)	(547)	(168)	86%	(2,079)	(715)	66%

Corporate / Other	35	193	134	(188)	(517)	(168)	NM	228	(685)	NM

Income From Continuing Operations	4,249	2,728	2,601	1,373	3,031	3,332	22%	6,977	6,363	(9)%

Discontinued Operations	211	(3)	(374)	98	40	71		208	111
Net Income Attributable to Noncontrolling Minority Interests	32	28	59	162	72	62		60	134

Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	24%	$7,125	$6,340	(11)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Net interest revenue	$9,800	$9,680	$9,415	$9,690	$9,461	$9,546	(1)%	$19,480	$19,007	(2)%
Non-Interest revenue	8,722	6,809	6,874	4,570	7,043	6,802	—	15,531	13,845	(11)%
Total revenues, net of interest expense	18,522	16,489	16,289	14,260	16,504	16,348	(1)%	35,011	32,852	(6)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	3,142	2,965	3,020	2,662	2,318	2,153	(27)%	6,107	4,471	(27)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	(909)	(42)%	(999)	(2,167)	NM
Provision for loan losses	2,782	2,326	2,593	1,921	1,060	1,244	(47)%	5,108	2,304	(55)%
Provision for Benefits & Claims	44	27	38	42	44	26	(4)%	71	70	(1)%
Provision for unfunded lending commitments	(7)	(26)	1	—	4	(5)	81%	(33)	(1)	97%
Total provisions for credit losses and for benefits and claims	2,819	2,327	2,632	1,963	1,108	1,265	(46)%	5,146	2,373	(54)%

Total operating expenses	8,595	9,176	8,931	9,442	9,601	10,062	10%	17,771	19,663	11%

Income from Continuing Operations before Income Taxes	7,108	4,986	4,726	2,855	5,795	5,021	1%	12,094	10,816	(11)%
Provision for income taxes	2,019	1,247	1,193	383	1,700	1,353	9%	3,266	3,053	(7)%

Income from Continuing Operations	5,089	3,739	3,533	2,472	4,095	3,668	(2)%	8,828	7,763	(12)%
Net Income attributable to noncontrolling Minority Interests (Minority Interest)	21	20	30	51	11	12	(40)%	41	23	(44)%
Citicorp’s Net Income	$5,068	$3,719	$3,503	$2,421	$4,084	$3,656	(2)%	$8,787	$7,740	(12)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,236	$1,211	$1,283	$1,284	$1,330	$1,380	14%
Average Assets	$1,233	$1,250	$1,252	$1,294	$1,323	$1,381	10%	$1,242	$1,352	9%
Return on Assets	1.67%	1.19%	1.11%	0.74%	1.25%	1.06%		1.43%	1.15%
Total EOP Deposits	$730	$719	$757	$760	$784	$788	10%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$5,917	$5,774	$5,690	$5,864	$5,751	$5,815	1%	$11,691	$11,566	(1)%
Non-Interest Revenue	2,165	2,258	2,471	2,303	2,191	2,399	6%	4,423	4,590	4%
Total Revenues, Net of Interest Expense	8,082	8,032	8,161	8,167	7,942	8,214	2%	16,114	16,156	—
Total Operating Expenses	3,998	4,039	4,090	4,443	4,482	4,774	18%	8,037	9,256	15%
Net Credit Losses	3,040	2,922	2,731	2,528	2,108	2,002	(31)%	5,962	4,110	(31)%
Credit Reserve Build / (Release)	(180)	(408)	(403)	(552)	(862)	(850)	NM	(588)	(1,712)	NM
Provision for Unfunded Lending Committments	—	(4)	—	—	—	3	NM	(4)	3	NM
Provision for Benefits & Claims	44	27	38	42	44	26	(4)%	71	70	(1)%
Provision for Loan Losses and for Benefits and Claims	2,904	2,537	2,366	2,018	1,290	1,181	(53)%	5,441	2,471	(55)%
Income from Continuing Operations before Taxes	1,180	1,456	1,705	1,706	2,170	2,259	55%	2,636	4,429	68%
Income Taxes	207	317	474	359	625	650	NM	524	1,275	NM
Income from Continuing Operations	973	1,139	1,231	1,347	1,545	1,609	41%	2,112	3,154	49%
Net Income (loss) Attributable to Minority Interests	(5)	—	(4)	—	(2)	3	—	(5)	1	NM
Net Income	$978	$1,139	$1,235	$1,347	$1,547	$1,606	41%	$2,117	$3,153	49%
Average Assets (in billions of dollars)	$308	$306	$311	$319	$327	$339	11%	$307	$333	8%
Return on Assets	1.29%	1.49%	1.58%	1.68%	1.92%	1.90%		1.39%	1.91%

Net Credit Losses as a % of Average Loans	5.57%	5.38%	4.90%	4.44%	3.69%	3.36%

Revenue by Business
Retail Banking	$3,814	$3,916	$4,005	$4,099	$3,907	$4,120	5%	$7,730	$8,027	4%
Citi-Branded Cards	4,268	4,116	4,156	4,068	4,035	4,094	(1)%	8,384	8,129	(3)%
Total Revenues	$8,082	$8,032	$8,161	$8,167	$7,942	$8,214	2%	$16,114	$16,156	—

Net Credit Losses by Business
Retail Banking	$289	$304	$333	$343	$277	$298	(2)%	$593	$575	(3)%
Citi-Branded Cards	2,751	2,618	2,398	2,185	1,831	1,704	(35)%	5,369	3,535	(34)%
Total Net Credit Losses	$3,040	$2,922	$2,731	$2,528	$2,108	$2,002	(31)%	$5,962	$4,110	(31)%

Income (loss) from Continuing Operations by Business
Retail Banking	$799	$843	$764	$702	$681	$641	(24)%	$1,642	$1,322	(19)%
Citi-Branded Cards	174	296	467	645	864	968	NM	470	1,832	NM
Total	$973	$1,139	$1,231	$1,347	$1,545	$1,609	41%	$2,112	$3,154	49%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	4,162	4,161	4,168	4,200	4,200	4,207	1%
Accounts (in millions)	59.2	58.9	59.8	59.5	59.4	59.7	1%
Average Deposits	$289.2	$291.4	$295.6	$301.9	$307.0	$314.5	8%
Investment Sales (International Only)	$24.1	$23.4	$21.3	$23.7	$25.4	$24.5	5%
Investment AUMs	$120.8	$116.8	$125.4	$130.5	$133.9	$138.6	19%
Average Loans	$109.5	$109.3	$111.5	$115.2	$121.4	$129.0	18%
EOP Loans:
Real Estate Lending	$56.0	$54.7	$56.5	$59.5	$63.9	$67.0	22%
Commerical Markets	26.9	28.1	29.6	30.8	33.1	35.0	25%
Personal and Other	27.7	26.3	27.6	27.6	28.3	29.6	13%
EOP Loans	$110.6	$109.1	$113.7	$117.9	$125.3	$131.6	21%

Net Interest Revenue (1)	$2,564	$2,559	$2,504	$2,595	$2,634	$2,687	5%
As a % of Average Loans	9.50%	9.39%	8.91%	8.94%	8.80%	8.35%

Net Credit Losses	$289	$304	$333	$343	$277	$298	(2)%
As a % of Average Loans	1.07%	1.12%	1.18%	1.18%	0.93%	0.93%
Loans 90+ Days Past Due (2)	$827	$877	$849	$773	$811	$829	(5)%
As a % of EOP Loans	0.75%	0.80%	0.75%	0.66%	0.65%	0.63%
Loans 30-89 Days Past Due (2)	$1,306	$1,207	$1,279	$1,148	$1,145	$1,091	(10)%
As a % of EOP Loans	1.18%	1.11%	1.13%	0.98%	0.92%	0.83%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	51.3	50.8	51.1	51.3	51.7	52.3	3%
Purchase Sales	$60.1	$63.9	$65.5	$70.5	$64.9	$71.3	12%

Average Loans (3)	$112.0	$108.5	$109.5	$110.6	$110.3	$110.1	1%
EOP Loans (3)	$110.2	$109.4	$111.1	$114.1	$109.6	$111.9	2%
Average Yield (4)	14.89%	14.39%	14.18%	13.95%	13.66%	14.39%

Net Interest Revenue (5)	$3,358	$3,207	$3,184	$3,259	$3,128	$3,128	(2)%
As a % of Average Loans	12.16%	11.86%	11.54%	11.69%	11.50%	11.40%

Net Credit Losses	$2,751	$2,618	$2,398	$2,185	$1,831	$1,704	(35)%
As a % of Average Loans	9.96%	9.68%	8.69%	7.84%	6.73%	6.21%
Net Credit Margin (6)	$1,517	$1,493	$1,752	$1,878	$2,198	$2,385	60%
As a % of Average Loans	5.49%	5.52%	6.35%	6.74%	8.08%	8.69%
Loans 90+ Days Past Due	$3,155	$2,929	$2,590	$2,341	$2,172	$1,971	(33)%
As a % of EOP Loans	2.86%	2.68%	2.33%	2.05%	1.98%	1.76%
Loans 30-89 Days Past Due	$3,094	$2,727	$2,543	$2,407	$2,217	$2,024	(26)%
As a % of EOP Loans	2.81%	2.49%	2.29%	2.11%	2.02%	1.81%

(1)	Also includes Net Interest Revenue related to the international regions’ deposit balances in excess of the average loan portfolio.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See Note 1 on North America Regional Consumer Banking on page 10.

(3)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average Yield is gross interest revenue earned divided by average loans.
(5)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(6)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,954	$2,778	$2,735	$2,750	$2,623	$2,589	(7)%	$5,732	$5,212	(9)%
Non-Interest Revenue	847	915	1,005	806	711	777	(15)%	1,762	1,488	(16)%
Total Revenues, Net of Interest Expense (1)	3,801	3,693	3,740	3,556	3,334	3,366	(9)%	7,494	6,700	(11)%
Total Operating Expenses	1,621	1,513	1,458	1,574	1,689	1,773	17%	3,134	3,462	10%
Net Credit Losses	2,157	2,126	1,971	1,768	1,440	1,305	(39)%	4,283	2,745	(36)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(649)	(757)	NM	(5)	(1,406)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	8	5	6	5	6	4	(20)%	13	10	(23)%
Provision for Loan Losses and for Benefits and Claims	2,169	2,122	2,017	1,425	797	552	(74)%	4,291	1,349	(69)%
Income from Continuing Operations before Taxes	11	58	265	557	848	1,041	NM	69	1,889	NM
Income Taxes (benefits)	(4)	6	88	154	297	357	NM	2	654	NM
Income from Continuing Operations	15	52	177	403	551	684	NM	67	1,235	NM
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$15	$52	$177	$403	$551	$684	NM	$67	$1,235	NM
Average Assets (in billions of dollars)	$121	$117	$118	$120	$120	$120	3%	$119	$120	1%
Return on Assets	0.05%	0.18%	0.60%	1.33%	1.86%	2.29%		0.11%	2.08%

Net Credit Losses as a % of Average Loans	7.85%	7.98%	7.40%	6.68%	5.52%	4.94%

Revenue by Business
Retail Banking	$1,280	$1,323	$1,372	$1,350	$1,187	$1,249	(6)%	$2,603	$2,436	(6)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	2,117	(11)%	4,891	4,264	(13)%
Total Revenues	$3,801	$3,693	$3,740	$3,556	$3,334	$3,366	(9)%	$7,494	$6,700	(11)%

Net Credit Losses by Business
Retail Banking	$73	$79	$90	$97	$88	$77	(3)%	$152	$165	9%
Citi-Branded Cards	2,084	2,047	1,881	1,671	1,352	1,228	(40)%	4,131	2,580	(38)%
Total Net Credit Losses	$2,157	$2,126	$1,971	$1,768	$1,440	$1,305	(39)%	$4,283	$2,745	(36)%

Income (loss) from Continuing Operations by Business
Retail Banking	$165	$206	$205	$183	$91	$100	(51)%	$371	$191	(49)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	584	NM	(304)	1,044	NM
Total	$15	$52	$177	$403	$551	$684	NM	$67	$1,235	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,003	1,002	1,000	1,001	1,000	1,002	—
Accounts (in millions)	13.5	13.3	13.3	13.1	13.0	12.9	(3)%
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	7%

Average Deposits	$144.2	$145.5	$144.9	$144.5	$143.6	$144.4	(1)%

Average Loans	$32.2	$30.7	$29.7	$29.7	$31.9	$33.6	9%

EOP Loans:
Real Estate Lending	$24.4	$23.1	$22.3	$23.5	$25.8	$27.2	18%
Commercial Markets	2.1	2.2	2.1	2.1	2.2	2.2	—
Personal and Other	5.0	4.9	5.0	5.1	5.0	5.1	4%
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	14%

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	(2)%

Third Party Mortgage Servicing Portfolio (EOP in billions)	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	3%

Net Servicing & Gain/(Loss) on Sale	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	(53)%

Net Interest Revenue on Loans	$183	$162	$152	$142	$170	$176	9%
As a % of Avg. Loans	2.30%	2.12%	2.03%	1.90%	2.16%	2.10%
Net Credit Losses	$73	$79	$90	$97	$88	$77	(3)%
As a % of Avg. Loans	0.92%	1.03%	1.20%	1.30%	1.12%	0.92%
Loans 90+ Days Past Due (1)	$142	$245	$221	$228	$241	$211	(14)%
As a % of EOP Loans	0.45%	0.81%	0.77%	0.76%	0.75%	0.63%
Loans 30-89 Days Past Due (1)	$236	$241	$243	$212	$185	$209	(13)%
As a % of EOP Loans	0.75%	0.80%	0.85%	0.71%	0.58%	0.62%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion),  $235 million and ($0.8) billion, $352 million ($0.9) billion and $400 million ($0.9) billion as of September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion), $30 million and ($0.8) billion, $52 million ($0.9) billion and $77 million ($0.9) billion as of September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 3

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	21.8	21.3	21.2	21.2	21.1	21.2	—
Purchase Sales	$36.2	$39.3	$39.0	$40.4	$36.3	$39.9	2%

Average Loans (1)	$79.2	$76.2	$76.0	$75.3	$73.9	$72.4	(5)%

EOP Loans (1)	$77.7	$77.2	$76.6	$77.5	$73.2	$73.7	(5)%

Average Yield (2)	13.58%	12.70%	12.05%	11.67%	11.43%	10.69%
Net Interest Revenue (3)	$2,103	$1,940	$1,927	$1,914	$1,791	$1,716	(12)%
As a % of Avg. Loans (3)	10.77%	10.21%	10.06%	10.08%	9.83%	9.51%
Net Credit Losses	$2,084	$2,047	$1,881	$1,671	$1,352	$1,228	(40)%
As a % of Average Loans	10.67%	10.77%	9.82%	8.80%	7.42%	6.80%
Net Credit Margin (4)	$437	$318	$481	$530	$789	$884	NM
As a % of Avg. Loans (4)	2.24%	1.67%	2.51%	2.79%	4.33%	4.90%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,432	$1,205	(43)%
As a % of EOP Loans	2.97%	2.76%	2.36%	2.06%	1.96%	1.64%
Loans 30-89 Days Past Due	$2,145	$1,828	$1,687	$1,539	$1,327	$1,132	(38)%
As a % of EOP Loans	2.76%	2.37%	2.20%	1.99%	1.81%	1.54%

(1)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average Yield is gross interest revenue earned divided by average Loans.
(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(4)	Net Credit Margin represents Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$248	$230	$222	$231	$228	$235	2%	$478	$463	(3)%
Non-Interest Revenue	157	146	127	150	170	156	7%	303	326	8%
Total Revenues, Net of Interest Expense	405	376	349	381	398	391	4%	781	789	1%
Total Operating Expenses	282	270	306	325	308	340	26%	552	648	17%
Net Credit Losses	97	85	65	73	49	47	(45)%	182	96	(47)%
Credit Reserve Build / (Release)	(10)	(46)	(51)	(12)	(33)	(55)	(20)%	(56)	(88)	(57)%
Provision for Unfunded Lending Committments	—	(4)	—	—	—	3	NM	(4)	3	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	87	35	14	61	16	(5)	NM	122	11	(91)%
Income (loss) from Continuing Operations before Taxes	36	71	29	(5)	74	56	(21)%	107	130	21%
Income Taxes (benefits)	12	23	9	(6)	25	27	17%	35	52	49%
Income from Continuing Operations	24	48	20	1	49	29	(40)%	72	78	8%
Net Income Attributable to Minority Interests	—	—	(1)	—	—	2	—	—	2	—
Net Income	$24	$48	$21	$1	$49	$27	(44)%	$72	$76	6%
Average Assets (in billions of dollars)	$10	$10	$10	$10	$10	$11	10%	$10	$11	10%
Return on Assets	0.97%	1.93%	0.83%	0.04%	1.99%	0.98%		1.45%	1.39%

Net Credit Losses as a % of Average Loans	4.98%	4.74%	3.53%	4.08%	2.69%	2.45%

Revenue by Business
Retail Banking	$222	$205	$186	$217	$219	$215	5%	$427	$434	2%
Citi-Branded Cards	183	171	163	164	179	176	3%	354	355	—
Total	$405	$376	$349	$381	$398	$391	4%	$781	$789	1%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(21)	$(29)	$4	$(16)	NM	$(3)	$(12)	NM
Citi-Branded Cards	33	42	41	30	45	45	7%	75	90	20%
Total	$24	$48	$20	$1	$49	$29	(40)%	$72	$78	8%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 2

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	310	304	300	298	297	296	(3)%
Accounts (in millions)	3.7	3.7	3.7	3.7	3.6	3.6	(3)%
Average Deposits	$9.7	$8.9	$9.1	$9.2	$9.7	$9.9	11%
Investment Sales	$0.7	$0.7	$0.6	$0.9	$1.0	$1.0	43%
Investment AUMs	$4.4	$4.1	$4.6	$4.9	$5.3	$5.4	32%
Average Loans	$5.0	$4.5	$4.5	$4.3	$4.5	$4.7	4%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.2	100%
Commercial Markets	1.5	1.4	1.6	1.5	1.8	1.9	36%
Personal and Other	3.3	2.8	3.0	2.8	2.8	2.8	—
Total EOP Loans	$4.9	$4.3	$4.7	$4.4	$4.7	$4.9	14%

Net Interest Revenue (1)	$125	$113	$104	$116	$110	$114	1%
As a % of Average Loans (1)	10.14%	10.07%	9.17%	10.70%	9.91%	9.73%
Net Credit Losses	$47	$46	$34	$44	$23	$24	(48)%
As a % of Average Loans	3.81%	4.10%	3.00%	4.06%	2.07%	2.05%
Loans 90+ Days Past Due	$116	$117	$112	$96	$86	$84	(28)%
As a % of EOP Loans	2.37%	2.72%	2.38%	2.18%	1.83%	1.71%
Loans 30-89 Days Past Due	$203	$158	$156	$136	$143	$132	(16)%
As a % of EOP Loans	4.14%	3.67%	3.32%	3.09%	3.04%	2.69%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.6	2.4	2.5	2.5	2.5	2.5	4%
Purchase Sales	$2.1	$2.1	$2.3	$2.5	$2.3	$2.7	29%
Average Loans (2)	$2.9	$2.7	$2.8	$2.8	$2.9	$3.0	11%
EOP Loans (2)	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	15%
Average Yield (3)	21.31%	20.90%	21.03%	20.54%	20.61%	19.86%

Net Interest Revenue (4)	$123	$117	$118	$115	$118	$121	3%
As a % of Avg. Loans (4)	17.20%	17.38%	16.72%	16.29%	16.50%	16.18%
Net Credit Losses	$50	$39	$31	$29	$26	$23	(41)%
As a % of Average Loans	6.99%	5.79%	4.39%	4.11%	3.64%	3.08%
Net Credit Margin (5)	$133	$132	$132	$135	$153	$153	16%
As a % of Avg. Loans (5)	18.60%	19.61%	18.70%	19.13%	21.40%	20.46%
Loans 90+ Days Past Due	$77	$72	$69	$58	$60	$54	(25)%
As a % of EOP Loans	2.66%	2.77%	2.38%	2.07%	2.07%	1.80%
Loans 30-89 Days Past Due	$113	$90	$86	$72	$78	$72	(20)%
As a % of EOP Loans	3.90%	3.46%	2.97%	2.57%	2.69%	2.40%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,458	$1,471	$1,501	$1,579	$1,574	$1,639	11%	$2,929	$3,213	10%
Non-Interest Revenue	618	647	732	721	735	787	22%	1,265	1,522	20%
Total Revenues, Net of Interest Expense	2,076	2,118	2,233	2,300	2,309	2,426	15%	4,194	4,735	13%
Total Operating Expenses	1,175	1,294	1,290	1,413	1,365	1,493	15%	2,469	2,858	16%
Net Credit Losses	509	457	450	451	407	425	(7)%	966	832	(14)%
Credit Reserve Build / (Release)	(136)	(241)	(300)	(149)	(146)	(23)	90%	(377)	(169)	55%
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	22	—	58	60	3%
Provision for Loan Losses and for Benefits and Claims	409	238	182	339	299	424	78%	647	723	12%
Income from Continuing Operations before Taxes	492	586	761	548	645	509	(13)%	1,078	1,154	7%
Income Taxes	125	113	224	114	161	97	(14)%	238	258	8%
Income from Continuing Operations	367	473	537	434	484	412	(13)%	840	896	7%
Net Income (loss) Attributable to Minority Interests	(5)	—	(3)	—	(2)	1	—	(5)	(1)	80%
Net Income	$372	$473	$540	$434	$486	$411	(13)%	$845	$897	6%
Average Assets (in billions of dollars)	$72	$74	$74	$75	$79	$85	15%	$73	$82	12%
Return on Assets	2.10%	2.56%	2.90%	2.30%	2.49%	1.94%		2.33%	2.21%

Net Credit Losses as a % of Average Loans	6.75%	5.84%	5.48%	5.22%	4.60%	4.39%

Revenue by Business
Retail Banking	$1,196	$1,236	$1,300	$1,343	$1,348	$1,416	15%	$2,432	$2,764	14%
Citi-Branded Cards	880	882	933	957	961	1,010	15%	1,762	1,971	12%
Total	$2,076	$2,118	$2,233	$2,300	$2,309	$2,426	15%	$4,194	$4,735	13%

Income (loss) from Continuing Operations by Business
Retail Banking	$234	$257	$256	$213	$305	$252	(2)%	$491	$557	13%
Citi-Branded Cards	133	216	281	221	179	160	(26)%	349	339	(3)%
Total	$367	$473	$537	$434	$484	$412	(13)%	$840	$896	7%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,145	2,151	2,161	2,190	2,196	2,210	3%
Accounts (in millions)	25.9	25.9	26.5	26.6	26.6	26.9	4%
Average Deposits	$39.6	$39.9	$40.6	$42.6	$45.6	$48.3	21%
Investment Sales	$14.5	$13.1	$10.6	$10.0	$13.1	$12.9	(2)%
Investment AUMs	$37.9	$39.1	$43.2	$45.0	$47.4	$50.5	29%
Average Loans	$18.5	$19.4	$20.3	$21.3	$22.5	$24.8	28%
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	30%
Commercial Markets	9.8	10.5	11.1	11.8	12.5	13.7	30%
Personal and Other	6.0	5.4	5.8	5.6	6.3	7.0	30%
Total EOP Loans	$19.4	$19.6	$20.8	$21.6	$23.5	$25.5	30%

Net Interest Revenue (1)	$790	$794	$814	$855	$876	$891	12%
As a % of Avg. Loans (1)	17.32%	16.42%	15.91%	15.93%	15.79%	14.41%
Net Credit Losses	$91	$96	$128	$123	$103	$117	22%
As a % of Average Loans	1.99%	1.98%	2.50%	2.29%	1.86%	1.89%
Loans 90+ Days Past Due	$323	$308	$290	$224	$249	$259	(16)%
As a % of EOP Loans	1.66%	1.57%	1.39%	1.04%	1.06%	1.02%
Loans 30-89 Days Past Due	$391	$338	$404	$267	$326	$304	(10)%
As a % of EOP Loans	2.02%	1.72%	1.94%	1.24%	1.39%	1.19%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.1	12.2	12.4	12.5	12.7	13.0	7%
Purchase Sales	$7.3	$7.5	$8.2	$9.6	$9.1	$10.0	33%
Average Loans (2)	$12.1	$12.0	$12.3	$13.0	$13.4	$14.0	17%
EOP Loans (2)	$12.1	$12.0	$12.6	$13.4	$13.5	$14.2	18%
Average Yield (3)	24.58%	25.10%	26.00%	27.70%	25.67%	23.41%

Net Interest Revenue (4)	$668	677	$687	$724	$698	748	10%
As a % of Avg. Loans (4)	22.39%	22.63%	22.16%	22.10%	21.13%	21.43%
Net Credit Losses	$418	361	$322	328	$304	308	(15)%
As a % of Average Loans	14.01%	12.07%	10.39%	10.01%	9.20%	8.82%
Net Credit Margin (5)	$462	$521	$611	$629	$657	$702	35%
As a % of Avg. Loans (5)	15.48%	17.41%	19.71%	19.20%	19.88%	20.11%
Loans 90+ Days Past Due	$510	$481	$472	$446	$445	$462	(4)%
As a % of EOP Loans	4.21%	4.01%	3.75%	3.33%	3.30%	3.25%
Loans 30-89 Days Past Due	$475	$485	$442	$456	$454	$469	(3)%
As a % of EOP Loans	3.93%	4.04%	3.51%	3.40%	3.36%	3.30%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,257	$1,295	$1,232	$1,304	$1,326	$1,352	4%	$2,552	$2,678	5%
Non-Interest Revenue	543	550	607	626	575	679	23%	1,093	1,254	15%
Total Revenues, Net of Interest Expense	1,800	1,845	1,839	1,930	1,901	2,031	10%	3,645	3,932	8%
Total Operating Expenses	920	962	1,036	1,131	1,120	1,168	21%	1,882	2,288	22%
Net Credit Losses	277	254	245	236	212	225	(11)%	531	437	(18)%
Credit Reserve Build / (Release)	(38)	(112)	(92)	(43)	(34)	(15)	87%	(150)	(49)	67%
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	239	142	153	193	178	210	48%	381	388	2%
Income from Continuing Operations before Taxes	641	741	650	606	603	653	(12)%	1,382	1,256	(9)%
Income Taxes	74	175	153	97	142	169	(3)%	249	311	25%
Income from Continuing Operations	567	566	497	509	461	484	(14)%	1,133	945	(17)%
Net Income Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$567	$566	$497	$509	$461	$484	(14)%	$1,133	$945	(17)%
Average Assets (in billions of dollars)	$105	$105	$109	$114	$118	$123	17%	$105	$121	15%
Return on Assets	2.19%	2.16%	1.81%	1.77%	1.58%	1.58%		2.18%	1.57%

Net Credit Losses as a % of Average Loans	1.57%	1.41%	1.29%	1.18%	1.04%	1.04%

Revenue by Business
Retail Banking	$1,116	$1,152	$1,147	$1,189	$1,153	$1,240	8%	$2,268	$2,393	6%
Citi-Branded Cards	684	693	692	741	748	791	14%	1,377	1,539	12%
Total	$1,800	$1,845	$1,839	$1,930	$1,901	$2,031	10%	$3,645	$3,932	8%

Income from Continuing Operations by Business
Retail Banking	$409	$374	$324	$335	$281	$305	(18)%	$783	$586	(25)%
Citi-Branded Cards	158	192	173	174	180	179	(7)%	350	359	3%
Total	$567	$566	$497	$509	$461	$484	(14)%	$1,133	$945	(17)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 2

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	704	707	711	707	699	(1)%
Accounts (in millions)	16.1	16.0	16.3	16.1	16.2	16.3	2%
Average Deposits	$95.7	$97.1	$101.0	$105.6	$108.1	$111.9	15%
Investment Sales	$8.9	$9.6	$10.1	$12.8	$11.3	$10.6	10%
Investment AUMs	$45.9	$44.8	$47.8	$50.2	$51.3	$51.9	16%
Average Loans	$53.8	$54.7	$57.0	$59.9	$62.5	$65.9	20%
EOP Loans:
Real Estate Lending	$27.9	$27.8	$30.2	$31.7	$33.3	$34.8	25%
Commercial Markets	13.5	14.0	14.8	15.4	16.6	17.2	23%
Personal and Other	13.4	13.2	13.8	14.1	14.2	14.7	11%
Total EOP Loans	$54.8	$55.0	$58.8	$61.2	$64.1	$66.7	21%

Net Interest Revenue (1)	$793	$822	$780	$798	$805	$809	(2)%
As a % of Avg. Loans (1)	5.98%	6.03%	5.43%	5.29%	5.22%	4.92%
Net Credit Losses	$78	$83	$81	$79	$63	$80	(4)%
As a % of Average Loans	0.59%	0.61%	0.56%	0.52%	0.41%	0.49%
Loans 90+ Days Past Due	$246	$207	$226	$225	$235	$275	33%
As a % of EOP Loans	0.45%	0.38%	0.38%	0.37%	0.37%	0.41%
Loans 30-89 Days Past Due	$476	$470	$476	$533	$491	$446	(5)%
As a % of EOP Loans	0.87%	0.85%	0.81%	0.87%	0.77%	0.67%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	14.8	14.9	15.0	15.1	15.4	15.6	5%
Purchase Sales	$14.5	$15.0	$16.0	$18.0	$17.2	$18.7	25%
Average Loans (2)	$17.8	$17.6	$18.4	$19.5	$20.1	$20.7	18%
EOP Loans (2)	$17.5	$17.6	$19.0	$20.4	$20.0	$21.0	19%
Average Yield (3)	13.17%	13.20%	12.32%	12.65%	12.88%	13.01%

Net Interest Revenue (4)	$464	473	$452	$506	$521	543	15%
As a % of Avg. Loans (4)	10.57%	10.78%	9.75%	10.29%	10.51%	10.52%
Net Credit Losses	$199	$171	$164	$157	$149	$145	(15)%
As a % of Average Loans	4.53%	3.90%	3.54%	3.19%	3.01%	2.81%
Net Credit Margin (5)	$485	$522	$528	$584	$599	$646	24%
As a % of Avg. Loans (5)	11.05%	11.90%	11.38%	11.88%	12.09%	12.52%
Loans 90+ Days Past Due	$264	$246	$242	$240	$235	$250	2%
As a % of EOP Loans	1.51%	1.40%	1.27%	1.18%	1.18%	1.19%
Loans 30-89 Days Past Due	$361	$324	$328	$340	$358	$351	8%
As a % of EOP Loans	2.06%	1.84%	1.73%	1.67%	1.79%	1.67%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Commissions and Fees	$1,108	$1,086	$1,016	$1,056	$1,132	$1,132	4%	2,194	2,264	3%
Administration and Other Fiduciary Fees	721	615	672	739	744	730	19%	1,336	1,474	10%
Investment Banking	953	592	829	1,146	793	1,001	69%	1,545	1,794	16%
Principal Transactions	3,307	1,777	1,539	(1,056)	2,260	1,288	(28)%	5,084	3,548	(30)%
Other	468	481	347	382	(77)	252	(48)%	949	175	(82)%
Total Non-Interest Revenue	6,557	4,551	4,403	2,267	4,852	4,403	(3)%	11,108	9,255	(17)%
Net Interest Revenue (including Dividends)	3,883	3,906	3,725	3,826	3,710	3,731	(4)%	7,789	7,441	(4)%
Total Revenues, Net of Interest Expense	10,440	8,457	8,128	6,093	8,562	8,134	(4)%	18,897	16,696	(12)%
Total Operating Expenses	4,597	5,137	4,841	4,999	5,119	5,288	3%	9,734	10,407	7%
Net Credit Losses	102	43	289	134	210	151	NM	145	361	NM
Provision for Unfunded Lending Commitments	(7)	(22)	1	—	4	(8)	64%	(29)	(4)	86%
Credit Reserve Build / (Release)	(180)	(231)	(24)	(189)	(396)	(59)	74%	(411)	(455)	(11)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(85)	(210)	266	(55)	(182)	84	NM	(295)	(98)	67%
Income from Continuing Operations before Taxes	5,928	3,530	3,021	1,149	3,625	2,762	(22)%	9,458	6,387	(32)%
Income Taxes	1,812	930	719	24	1,075	703	(24)%	2,742	1,778	(35)%
Income from Continuing Operations	4,116	2,600	2,302	1,125	2,550	2,059	(21)%	6,716	4,609	(31)%
Net Income Attributable to Minority Interests	26	20	34	51	13	9	(55)%	46	22	(52)%
Net Income	$4,090	$2,580	$2,268	$1,074	$2,537	$2,050	(21)%	$6,670	$4,587	(31)%
Average Assets (in billions of dollars)	$925	$944	$941	$975	$996	$1,042	10%	$935	$1,019	9%
Return on Assets	1.79%	1.10%	0.96%	0.44%	1.03%	0.79%		1.44%	0.91%

Revenue by Region
North America	$4,192	$3,263	$2,823	$1,597	$2,938	$2,734	(16)%	$7,455	$5,672	(24)%
EMEA	3,348	2,610	2,568	1,672	2,895	2,538	(3)%	5,958	5,433	(9)%
Latin America	951	914	1,023	1,134	990	1,103	21%	1,865	2,093	12%
Asia	1,949	1,670	1,714	1,690	1,739	1,759	5%	3,619	3,498	(3)%
Total	$10,440	$8,457	$8,128	$6,093	$8,562	$8,134	(4)%	$18,897	$16,696	(12)%

Income from Continuing Operations by Region
North America	$1,583	$974	$558	$(118)	$571	$476	(51)%	$2,557	$1,047	(59)%
EMEA	1,324	675	803	228	1,043	632	(6)%	1,999	1,675	(16)%
Latin America	421	354	444	512	442	449	27%	775	891	15%
Asia	788	597	497	503	494	502	(16)%	1,385	996	(28)%
Total	$4,116	$2,600	$2,302	$1,125	$2,550	$2,059	(21)%	$6,716	$4,609	(31)%

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	$68	—	$68	$67	(1)%
EMEA	37	37	38	40	42	48	30%	37	45	22%
Latin America	22	21	22	23	24	27	29%	22	26	18%
Asia	30	34	37	41	44	48	41%	32	46	44%
Total	$157	$160	$163	$170	$176	$191	19%	$159	$184	16%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,495	$2,508	$2,292	$2,396	$2,280	$2,261	(10)%	$5,003	$4,541	(9)%
Non-Interest Revenue	5,508	3,447	3,301	1,137	3,732	3,210	(7)%	8,955	6,942	(22)%
Total Revenues, Net of Interest Expense	8,003	5,955	5,593	3,533	6,012	5,471	(8)%	13,958	11,483	(18)%
Total Operating Expenses	3,437	3,958	3,607	3,678	3,802	3,899	(1)%	7,395	7,701	4%
Net Credit Losses	101	42	288	132	204	152	NM	143	356	NM
Provision for Unfunded Lending Commitments	(7)	(22)	1	—	4	(8)	64%	(29)	(4)	86%
Credit Reserve Build / (Release)	(162)	(196)	(8)	(194)	(397)	(85)	57%	(358)	(482)	(35)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(68)	(176)	281	(62)	(189)	59	NM	(244)	(130)	47%
Income (loss) from Continuing Operations before Taxes	4,634	2,173	1,705	(83)	2,399	1,513	(30)%	6,807	3,912	(43)%
Income Taxes (benefits)	1,453	501	325	(337)	694	327	(35)%	1,954	1,021	(48)%
Income from Continuing Operations	3,181	1,672	1,380	254	1,705	1,186	(29)%	4,853	2,891	(40)%
Net Income Attributable to Minority Interests	21	15	29	45	9	4	(73)%	36	13	(64)%
Net Income	$3,160	$1,657	$1,351	$209	$1,696	$1,182	(29)%	$4,817	$2,878	(40)%
Average Assets (in billions of dollars)	827	845	833	856	875	913	8%	836	894	7%
Return on Assets	1.55%	0.79%	0.64%	0.10%	0.79%	0.52%		1.16%	0.65%

Revenue Details:
Investment Banking:
Advisory	$198	$88	$237	$197	$143	$198	NM	$286	$341	19%
Equity Underwriting	224	157	152	404	204	272	73%	381	476	25%
Debt Underwriting	635	429	541	566	504	615	43%	1,064	1,119	5%
Total Investment Banking	1,057	674	930	1,167	851	1,085	61%	1,731	1,936	12%
Lending	243	522	(18)	185	244	346	(34)%	765	590	(23)%
Equity Markets	1,213	652	1,040	596	1,070	812	25%	1,865	1,882	1%
Fixed Income Markets	5,380	3,713	3,501	1,481	3,795	3,033	(18)%	9,093	6,828	(25)%
Private Bank	494	512	497	501	515	555	8%	1,006	1,070	6%
Other Securities and Banking	(384)	(118)	(357)	(397)	(463)	(360)	NM	(502)	(823)	(64)%
Total Securities and Banking Revenues	$8,003	$5,955	$5,593	$3,533	$6,012	$5,471	(8)%	$13,958	$11,483	(18)%

Credit Valuation Adjustment (CVA) {included in lines above}	285	255	99	(1,038)	(229)	147	(42)%	540	(82)	NM
Total Revenues Excluding CVA	$7,718	$5,700	$5,494	$4,571	$6,241	$5,324	(7)%	$13,418	$11,565	(14)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,388	$1,398	$1,433	$1,430	$1,430	$1,470	5%	$2,786	$2,900	4%
Non-Interest Revenue	1,049	1,104	1,102	1,130	1,120	1,193	8%	2,153	2,313	7%
Total Revenues, Net of Interest Expense	2,437	2,502	2,535	2,560	2,550	2,663	6%	4,939	5,213	6%
Total Operating Expenses	1,160	1,179	1,234	1,321	1,317	1,389	18%	2,339	2,706	16%
Net Credit Losses	1	1	1	2	6	(1)	NM	2	5	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	(18)	(35)	(16)	5	1	26	NM	(53)	27	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(17)	(34)	(15)	7	7	25	NM	(51)	32	NM
Income from Continuing Operations before Taxes	1,294	1,357	1,316	1,232	1,226	1,249	(8)%	2,651	2,475	(7)%
Income Taxes	359	429	394	361	381	376	(12)%	788	757	(4)%
Income from Continuing Operations	935	928	922	871	845	873	(6)%	1,863	1,718	(8)%
Net Income Attributable to Minority Interests	5	5	5	6	4	5	—	10	9	(10)%
Net Income	$930	$923	$917	$865	$841	$868	(6)%	$1,853	$1,709	(8)%
Average Assets (in billions of dollars)	$98	$99	$108	$119	$121	$129	30%	$99	$125	26%
Return on Assets	3.85%	3.74%	3.37%	2.88%	2.82%	2.70%		3.77%	2.76%

Revenue Details
Treasury and Trade Solutions	$1,781	$1,805	$1,846	$1,830	$1,832	$1,922	6%	3,586	3,754	5%
Securities and Fund Services	656	697	689	730	718	741	6%	1,353	1,459	8%
Total	$2,437	$2,502	$2,535	$2,560	$2,550	$2,663	6%	$4,939	$5,213	6%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$72	74	81	78	$79	85	15%	$73	$81	11%
EMEA	106	106	111	116	118	119	12%	106	119	12%
Latin America	26	25	26	29	32	33	32%	26	33	27%
Asia	115	115	122	130	126	128	11%	115	127	10%
Total	$319	$320	$340	$353	$355	$365	14%	$320	$360	13%

EOP Assets Under Custody (in trillions of dollars)	$11.8	$11.3	$12.4	$12.6	$13.0	$13.5	19%

NM   Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$4,484	$4,305	$3,962	$4,007	$3,855	$3,711	(14)%	$8,789	$7,566	(14)%
Non-Interest Revenue	3,509	2,651	2,601	1,146	2,417	2,389	(10)%	6,160	4,806	(22)%
Total Revenues, Net of Interest Expense	7,993	6,956	6,563	5,153	6,272	6,100	(12)%	14,949	12,372	(17)%
Total Operating Expenses	3,462	3,595	3,351	3,561	3,774	3,878	8%	7,057	7,652	8%
Net Credit Losses	2,232	2,144	2,240	1,840	1,595	1,424	(34)%	4,376	3,019	(31)%
Credit Reserve Build / (Release)	(25)	(72)	215	(477)	(722)	(748)	NM	(97)	(1,470)	NM
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	—	100%	(21)	9	NM
Provision for Benefits & Claims	7	5	6	5	6	4	(20)%	12	10	(17)%
Provision for Credit Losses and for Benefits and Claims	2,213	2,057	2,456	1,369	888	680	(67)%	4,270	1,568	(63)%
Income from Continuing Operations before Taxes	2,318	1,304	756	223	1,610	1,542	18%	3,622	3,152	(13)%
Income Taxes	720	278	21	(62)	488	382	37%	998	870	(13)%
Income from Continuing Operations	1,598	1,026	735	285	1,122	1,160	13%	2,624	2,282	(13)%
Net Income (loss) Attributable to Minority Interests	5	1	14	33	(8)	(7)	NM	6	(15)	NM
Net Income	$1,593	$1,025	$721	$252	$1,130	$1,167	14%	$2,618	$2,297	(12)%
Average Assets (in billions of dollars)	$548	$561	$537	$550	$545	$551	(2)%	$555	$548	(1)%
Return on Assets	1.18%	0.73%	0.53%	0.18%	0.84%	0.85%		0.95%	0.85%

Revenue by Business
Retail Banking	$1,280	$1,323	$1,372	$1,350	$1,187	$1,249	(6)%	$2,603	$2,436	(6)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	2,117	(11)%	4,891	4,264	(13)%
Regional Consumer Banking	3,801	3,693	3,740	3,556	3,334	3,366	(9)%	7,494	6,700	(11)%
Securities and Banking	3,553	2,627	2,203	1,009	2,328	2,125	(19)%	6,180	4,453	(28)%
Transaction Services	639	636	620	588	610	609	(4)%	1,275	1,219	(4)%
Total Revenues	$7,993	$6,956	$6,563	$5,153	$6,272	$6,100	(12)%	$14,949	$12,372	(17)%

Income (loss) from Continuing Operations by Business
Retail Banking	$165	$206	$205	$183	$91	$100	(51)%	$371	$191	(49)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	584	NM	(304)	1,044	NM
Regional Consumer Banking	15	52	177	403	551	684	NM	67	1,235	NM
Securities and Banking	1,422	816	430	(203)	458	339	(58)%	2,238	797	(64)%
Transaction Services	161	158	128	85	113	137	(13)%	319	250	(22)%
Total	$1,598	$1,026	$735	$285	$1,122	$1,160	13%	$2,624	$2,282	(13)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,174	$1,203	$1,215	$1,210	$1,168	$1,073	(11)%	$2,377	$2,241	(6)%
Non-Interest Revenue	2,579	1,783	1,702	843	2,125	1,856	4%	4,362	3,981	(9)%
Total Revenues, Net of Interest Expense	3,753	2,986	2,917	2,053	3,293	2,929	(2)%	6,739	6,222	(8)%
Total Operating Expenses	1,788	2,059	1,821	1,849	1,891	2,006	(3)%	3,847	3,897	1%
Net Credit Losses	116	94	82	124	92	72	(23)%	210	164	(22)%
Credit Reserve Build / (Release)	(174)	(165)	(150)	(45)	(274)	(105)	36%	(339)	(379)	(12)%
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	(5)	—	(11)	(10)	9%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(64)	(76)	(62)	78	(187)	(38)	50%	(140)	(225)	(61)%
Income from Continuing Operations before Taxes	2,029	1,003	1,158	126	1,589	961	(4)%	3,032	2,550	(16)%
Income Taxes	681	280	335	(103)	497	300	7%	961	797	(17)%
Income from Continuing Operations	1,348	723	823	229	1,092	661	(9)%	2,071	1,753	(15)%
Net Income Attributable to Minority Interests	20	17	17	17	21	17	—	37	38	3%
Net Income	$1,328	$706	$806	$212	$1,071	$644	(9)%	$2,034	$1,715	(16)%
Average Assets (in billions of dollars)	$240	$228	$238	$247	$263	$297	30%	$234	$280	20%
Return on Assets	2.24%	1.24%	1.34%	0.34%	1.65%	0.87%		1.75%	1.24%

Revenue by Business
Retail Banking	$222	$205	$186	$217	$219	$215	5%	$427	$434	2%
Citi-Branded Cards	183	171	163	164	179	176	3%	354	355	—
Regional Consumer Banking	405	376	349	381	398	391	4%	$781	$789	1%
Securities and Banking	2,515	1,762	1,733	832	2,059	1,640	(7)%	4,277	3,699	(14)%
Transaction Services	833	848	835	840	836	898	6%	1,681	1,734	3%
Total	$3,753	$2,986	$2,917	$2,053	$3,293	$2,929	(2)%	$6,739	$6,222	(8)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(21)	$(29)	$4	$(16)	NM	$(3)	$(12)	NM
Citi-Branded Cards	33	42	41	30	45	45	7%	75	90	20%
Regional Consumer Banking	24	48	20	1	49	29	(40)%	$72	$78	8%
Securities and Banking	1,021	355	497	(68)	765	343	(3)%	1,376	1,108	(19)%
Transaction Services	303	320	306	296	278	289	(10)%	623	567	(9)%
Total	$1,348	$723	$823	$229	$1,092	$661	(9)%	$2,071	$1,753	(15)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$2,189	$2,176	$2,248	$2,395	$2,357	$2,478	14%	$4,365	$4,835	11%
Non-Interest Revenue	838	856	1,008	1,039	942	1,051	23%	1,694	1,993	18%
Total Revenues, Net of Interest Expense	3,027	3,032	3,256	3,434	3,299	3,529	16%	6,059	6,828	13%
Total Operating Expenses	1,525	1,673	1,692	1,834	1,787	1,921	15%	3,198	3,708	16%
Net Credit Losses	511	471	452	463	411	423	(10)%	982	834	(15)%
Credit Reserve Build / (Release)	(153)	(256)	(353)	(157)	(239)	(13)	95%	(409)	(252)	38%
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	22	—	58	60	3%
Provision for Credit Losses and for Benefits and Claims	394	237	131	343	210	432	82%	631	642	2%
Income from Continuing Operations before Taxes	1,108	1,122	1,433	1,257	1,302	1,176	5%	2,230	2,478	11%
Income Taxes	320	295	452	311	376	315	7%	615	691	12%
Income from Continuing Operations	788	827	981	946	926	861	4%	1,615	1,787	11%
Net Income (loss) Attributable to Minority Interests	(5)	1	(2)	—	(3)	1	—	(4)	(2)	50%
Net Income	$793	$826	$983	$946	$929	$860	4%	$1,619	$1,789	11%
Average Assets (in billions of dollars)	$146	$150	$151	$159	$171	$177	18%	$148	$174	18%
Return on Assets	2.20%	2.21%	2.58%	2.36%	2.20%	1.95%		2.21%	2.07%

Revenue by Business
Retail Banking	$1,196	$1,236	$1,300	$1,343	$1,348	$1,416	15%	$2,432	$2,764	14%
Citi-Branded Cards	880	882	933	957	961	1,010	15%	1,762	1,971	12%
Regional Consumer Banking	2,076	2,118	2,233	2,300	2,309	2,426	15%	$4,194	$4,735	13%
Securities and Banking	607	558	639	728	582	675	21%	1,165	1,257	8%
Transaction Services	344	356	384	406	408	428	20%	700	836	19%
Total	$3,027	$3,032	$3,256	$3,434	$3,299	$3,529	16%	$6,059	$6,828	13%

Income from Continuing Operations by Business
Retail Banking	$234	$257	$256	$213	$305	$252	(2)%	$491	$557	13%
Citi-Branded Cards	133	216	281	221	179	160	(26)%	349	339	(3)%
Regional Consumer Banking	367	473	537	434	484	412	(13)%	$840	$896	7%
Securities and Banking	269	200	274	340	272	292	46%	469	564	20%
Transaction Services	152	154	170	172	170	157	2%	306	327	7%
Total	$788	$827	$981	$946	$926	$861	4%	$1,615	$1,787	11%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$1,953	$1,996	$1,990	$2,078	$2,081	$2,284	14%	$3,949	$4,365	11%
Non-Interest Revenue	1,796	1,519	1,563	1,542	1,559	1,506	(1)%	3,315	3,065	(8)%
Total Revenues, Net of Interest Expense	3,749	3,515	3,553	3,620	3,640	3,790	8%	7,264	7,430	2%
Total Operating Expenses	1,820	1,849	2,067	2,198	2,149	2,257	22%	3,669	4,406	20%
Net Credit Losses	283	256	246	235	220	234	(9)%	539	454	(16)%
Credit Reserve Build / (Release)	(8)	(146)	(139)	(62)	(23)	(43)	71%	(154)	(66)	57%
Provision for Unfunded Lending Commitments	—	(1)	—	—	—	—	100%	(1)	—	100%
Provision for Benefits & Claims	1	—	—	—	—	—	—	1	—	(100)%
Provision for Credit Losses and for Benefits and Claims	276	109	107	173	197	191	75%	385	388	1%
Income from Continuing Operations before Taxes	1,653	1,557	1,379	1,249	1,294	1,342	(14)%	3,210	2,636	(18)%
Income Taxes	298	394	385	237	339	356	(10)%	692	695	—
Income from Continuing Operations	1,355	1,163	994	1,012	955	986	(15)%	2,518	1,941	(23)%
Net Income Attributable to Minority Interests	1	1	1	1	1	1	—	2	2	—
Net Income	$1,354	$1,162	$993	$1,011	$954	$985	(15)%	$2,516	$1,939	(23)%
Average Assets (in billions of dollars)	$299	$311	$326	$338	$344	$356	14%	$305	$350	15%
Return on Assets	1.84%	1.50%	1.21%	1.19%	1.12%	1.11%		1.66%	1.12%

Revenue by Business
Retail Banking	$1,116	$1,152	$1,147	$1,189	$1,153	$1,240	8%	$2,268	$2,393	6%
Citi-Branded Cards	684	693	692	741	748	791	14%	1,377	1,539	12%
Regional Consumer Banking	1,800	1,845	1,839	1,930	1,901	2,031	10%	$3,645	$3,932	8%
Securities and Banking	1,328	1,008	1,018	964	1,043	1,031	2%	2,336	2,074	(11)%
Transaction Services	621	662	696	726	696	728	10%	1,283	1,424	11%
Total	$3,749	$3,515	$3,553	$3,620	$3,640	$3,790	8%	$7,264	$7,430	2%

Income from Continuing Operations by Business
Retail Banking	$409	$374	$324	$335	$281	$305	(18)%	$783	$586	(25)%
Citi-Branded Cards	158	192	173	174	180	179	(7)%	350	359	3%
Regional Consumer Banking	567	566	497	509	461	484	(14)%	$1,133	$945	(17)%
Securities and Banking	469	301	179	185	210	212	(30)%	770	422	(45)%
Transaction Services	319	296	318	318	284	290	(2)%	615	574	(7)%
Total	$1,355	$1,163	$994	$1,012	$955	$986	(15)%	$2,518	$1,941	(23)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)
Revenues
Net interest revenue	$4,375	$3,971	$3,519	$2,908	$2,630	$2,652	(33)%	8,346	5,282	(37)%
Non-interest revenue	2,175	948	334	1,057	653	1,359	43%	3,123	2,012	(36)%
Total revenues, net of interest expense	6,550	4,919	3,853	3,965	3,283	4,011	(18)%	11,469	7,294	(36)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	5,241	4,998	4,640	4,191	3,950	2,995	(40)%	10,239	6,945	(32)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	(1,057)	(32)%	(460)	(3,169)	NM
Provision for loan losses	5,581	4,198	3,073	2,718	1,838	1,938	(54)%	9,779	3,776	(61)%
Provision for Benefits & Claims	243	185	189	196	216	193	4%	428	409	(4)%
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	(8)	82%	(71)	13	NM
Total provisions for credit losses and for benefits and claims	5,798	4,338	3,288	2,877	2,075	2,123	(51)%	10,136	4,198	(59)%

Total operating expenses	2,573	2,435	2,228	2,379	2,019	2,204	(9)%	5,008	4,223	(16)%

Income (Loss) from Continuing Operations before Income Taxes	(1,821)	(1,854)	(1,663)	(1,291)	(811)	(316)	83%	(3,675)	(1,127)	69%
Provision (benefits) for income taxes	(946)	(650)	(597)	(380)	(264)	(148)	77%	(1,596)	(412)	74%

Income (Loss) from Continuing Operations	(875)	(1,204)	(1,066)	(911)	(547)	(168)	86%	(2,079)	(715)	66%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	11	8	80	108	61	50	NM	19	111	NM
Citi Holding’s Net Income (Loss)	$(886)	$(1,212)	$(1,146)	$(1,019)	$(608)	$(218)	82%	$(2,098)	$(826)	61%

Balance Sheet Data (in billions):

Total EOP Assets	$503	$465	$421	$359	$337	$308	(34)%

Total EOP Deposits	$86	$82	$82	$79	$77	$73	(11)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
BROKERAGE AND ASSET MANAGEMENT
(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$(65)	$(71)	$(87)	$(54)	$(46)	$(44)	38%	$(136)	$(90)	34%
Non-Interest Revenue	405	212	79	190	183	91	(57)%	617	274	(56)%
Total Revenues, Net of Interest Expense	340	141	(8)	136	137	47	(67)%	481	184	(62)%
Total Operating Expenses	273	267	231	216	174	230	(14)%	540	404	(25)%
Net Credit Losses	11	1	2	3	1	—	(100)%	12	1	(92)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	33%	(10)	(3)	70%
Provision for Benefits & Claims	9	9	9	11	8	9	—	18	17	(6)%
Provision for Unfunded Lending Commitments	—	(6)	—	—	—	1	NM	(6)	1	NM
Provision for Loan Losses and for Benefits and Claims	13	1	7	10	8	8	NM	14	16	14%
Income (loss) from Continuing Operations before Taxes	54	(127)	(246)	(90)	(45)	(191)	(50)%	(73)	(236)	NM
Income Taxes (benefits)	(22)	(33)	(93)	(35)	(35)	(91)	NM	(55)	(126)	NM
Income (loss) from Continuing Operations	76	(94)	(153)	(55)	(10)	(100)	(6)%	(18)	(110)	NM
Net Income (loss) Attributable to Minority Interests	(5)	7	6	3	2	1	(86)%	2	3	50%
Net Income (Loss)	$81	$(101)	$(159)	$(58)	$(12)	$(101)	—	$(20)	$(113)	NM
EOP Assets (in billions of dollars)	$31	$30	$28	$27	$27	$27	(10)%

EOP Deposits (in billions of dollars)	$59	$57	$57	$58	$58	$55	(4)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING

(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$4,020	$3,688	$3,383	$2,740	$2,617	$2,831	(23)%	$7,708	$5,448	(29)%
Non-Interest Revenue	650	518	164	663	536	118	(77)%	1,168	654	(44)%
Total Revenues, Net of Interest Expense	4,670	4,206	3,547	3,403	3,153	2,949	(30)%	8,876	6,102	(31)%
Total Operating Expenses	2,165	2,039	1,876	1,977	1,763	1,879	(8)%	4,204	3,642	(13)%
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	2,776	(39)%	9,473	6,055	(36)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	(664)	(58)%	(35)	(1,774)	NM
Provision for Benefits & Claims	234	176	180	185	208	184	5%	410	392	(4)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5,558	4,290	3,176	3,020	2,377	2,296	(46)%	9,848	4,673	(53)%
Income (loss) from Continuing Operations before Taxes	(3,053)	(2,123)	(1,505)	(1,594)	(987)	(1,226)	42%	(5,176)	(2,213)	57%
Income Taxes (benefits)	(1,224)	(897)	(675)	(491)	(388)	(480)	46%	(2,121)	(868)	59%
Income (loss) from Continuing Operations	(1,829)	(1,226)	(830)	(1,103)	(599)	(746)	39%	(3,055)	(1,345)	56%
Net Income (loss) Attributable to Minority Interests	—	7	—	1	—	—	(100)%	7	—	(100)%
Net Income (Loss)	$(1,829)	$(1,233)	$(830)	$(1,104)	$(599)	$(746)	39%	$(3,062)	$(1,345)	56%
Average Assets (in billions of dollars)	$355	$333	$317	$291	$246	$233	(30)%	$344	$240	(30)%
EOP Assets (in billions of dollars)	$346	$323	$298	$252	$237	$228	(29)%

Net Credit Losses as a % of Average Loans	6.30%	6.03%	6.31%	6.21%	6.15%	5.43%

Revenue by Business
International	$335	$444	$500	$231	$115	$394	(11)%	$779	$509	(35)%
Retail Partner Cards	2,206	2,113	2,060	1,787	1,741	1,700	(20)%	4,319	3,441	(20)%
North America (ex Cards)	2,129	1,649	987	1,385	1,297	855	(48)%	3,778	2,152	(43)%
Total Revenues	$4,670	$4,206	$3,547	$3,403	$3,153	$2,949	(30)%	$8,876	$6,102	(31)%

Net Credit Losses by Business
International	$612	$495	$444	$376	$341	$286	(42)%	$1,107	$627	(43)%
Retail Partner Cards	1,932	1,775	1,505	1,352	1,111	956	(46)%	3,707	2,067	(44)%
North America (ex Cards)	2,394	2,265	2,000	1,890	1,827	1,534	(32)%	4,659	3,361	(28)%
Total Net Credit Losses	$4,938	$4,535	$3,949	$3,618	$3,279	$2,776	(39)%	$9,473	$6,055	(36)%

Income (Loss) from Continuing Operations by Business
International	$(557)	$(186)	$(115)	$(281)	$(332)	$(135)	27%	$(743)	$(467)	37%
Retail Partner Cards	(259)	102	381	87	426	490	NM	(157)	916	NM
North America (ex Cards)	(1,013)	(1,142)	(1,096)	(909)	(693)	(1,101)	4%	(2,155)	(1,794)	17%
Total Income (Loss) from Continuing Operations	$(1,829)	$(1,226)	$(830)	$(1,103)	$(599)	$(746)	39%	$(3,055)	$(1,345)	56%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING - Page 2
(In millions of dollars, except branches)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

International Key Indicators

Branches	539	537	537	506	503	503	(6)%

Average Loans (in billions of dollars) (1)	$30.0	$26.1	$25.0	$23.6	$18.9	$17.9	(31)%

EOP Loans (1):
Real Estate Lending	$7.8	$7.0	$7.0	$6.6	$6.5	$5.4	(23)%
Cards	7.0	6.2	6.5	6.2	3.5	3.6	(42)%
Commercial Markets	1.1	0.9	1.0	0.9	0.8	0.8	(11)%
Personal and Other	11.8	10.5	10.2	8.2	7.3	6.8	(35)%
EOP Loans (in billions of dollars)	$27.7	$24.6	$24.7	$21.9	$18.1	$16.6	(33)%
Net Interest Revenue	$465	$390	$396	$144	$20	$291	(25)%
As a % of Average Loans	6.29%	5.99%	6.28%	2.42%	0.43%	6.52%
Net Credit Losses	$612	$495	$444	$376	$341	$286	(42)%
As a % of Average Loans	8.27%	7.61%	7.05%	6.32%	7.32%	6.41%
Loans 90+ Days Past Due	$953	$724	$713	$657	$571	$530	(27)%
As a % of EOP Loans	3.44%	2.94%	2.89%	3.00%	3.15%	3.19%
Loans 30-89 Days Past Due	$1,059	$939	$978	$848	$815	$726	(23)%
As a % of EOP Loans	3.82%	3.82%	3.96%	3.87%	4.50%	4.37%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	95.1	92.4	90.8	89.1	86.5	85.8	(7)%
Purchase Sales (in billions of dollars)	$18.7	$21.4	$20.1	$21.9	$16.3	$19.6	(8)%

Average Loans (1)	$57.1	$53.1	$48.8	$45.8	$43.8	$41.8	(21)%

EOP Loans (in billions of dollars) (1)	$54.5	$50.2	$46.0	$46.4	$41.3	$41.9	(17)%

Average Yield (2)	18.27%	18.31%	18.53%	17.78%	18.11%	18.09%
Net Interest Revenue (3)	$2,044	$1,989	$1,878	$1,664	$1,651	$1,663	(16)%
As a % of Avg. Managed Loans	14.52%	15.02%	15.27%	14.41%	15.29%	15.96%

Net Credit Losses	$1,932	$1,775	$1,505	$1,352	$1,111	$956	(46)%
As a % of Avg. Managed Loans	13.72%	13.41%	12.24%	11.71%	10.29%	9.17%
Net Credit Margin (4)	$254	$318	$536	$416	$607	$722	NM
As a % of Avg. Managed Loans	1.80%	2.40%	4.36%	3.60%	5.62%	6.93%
Loans 90+ Days Past Due	$2,385	$2,004	$1,749	$1,610	$1,310	$1,080	(46)%
As a % of EOP Managed Loans	4.38%	3.99%	3.80%	3.47%	3.17%	2.58%
Loans 30-89 Days Past Due	$2,374	$2,150	$1,972	$1,751	$1,515	$1,454	(32)%
As a % of EOP Managed Loans	4.36%	4.28%	4.29%	3.77%	3.67%	3.47%

(1)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)	Average Yield is gross interest revenue earned divided by average loans.
(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(4)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING - Page 3
(In millions of dollars, except branches)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

North America Key Indicators (ex Cards) (1)

Branches	2,250	2,218	1,841	1,837	1,835	1,816	(18)%

Average Loans (in billions of dollars)	$230.9	$222.5	$174.6	$161.6	$153.6	$145.2	(35)%

EOP Loans (in billions of dollars)	$226.7	$211.5	$167.1	$156.6	$147.7	$139.5	(34)%
Net Interest Revenue	1,511	1,309	1,109	932	946	877	(33)%
As a % of Avg. Loans	2.65%	2.36%	2.52%	2.29%	2.50%	2.42%
Net Credit Losses	$2,394	$2,265	$2,000	$1,890	$1,827	$1,534	(32)%
As a % of Average Loans	4.20%	4.08%	4.54%	4.64%	4.82%	4.24%
Loans 90+ Days Past Due (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	$5,493	(53)%
As a % of EOP Loans	6.27%	5.84%	6.03%	5.43%	4.83%	4.23%
Loans 30-89 Days Past Due (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$5,201	(36)%
As a % of EOP Loans	4.10%	4.07%	4.81%	4.68%	3.84%	4.01%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$150.4	$145.1	$136.9	$129.2	$123.6	$118.6	(18)%
EOP Loans (in billions of dollars)	$147.7	$139.6	$132.5	$125.6	$119.9	$116.0	(17)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	(28)%
Net Servicing & Gain/(Loss) on Sale	$69.6	$180.7	$80.8	$172.2	$53.4	$(20.3)	NM
Net Interest Revenue on Loans	$582	$461	$440	$409	$434	$371	(20)%
As a % of Avg. Loans	1.57%	1.27%	1.28%	1.26%	1.42%	1.25%
Net Credit Losses	$1,699	$1,546	$1,381	$1,268	$1,264	$1,088	(30)%
As a % of Avg. Loans	4.58%	4.27%	4.00%	3.89%	4.15%	3.68%
Loans 90+ Days Past Due (2) (3)	$10,938	$9,300	$8,231	$6,860	$5,703	$4,967	(47)%
As a % of EOP Loans	8.05%	7.29%	6.83%	5.94%	5.18%	4.67%
Loans 30-89 Days Past Due (2) (3)	$6,313	$5,771	$5,769	$5,374	$4,265	$4,344	(25)%
As a % of EOP Loans	4.65%	4.52%	4.78%	4.65%	3.87%	4.09%

(1)         The third quarter of 2010 reflects the sale of The Student Loan Corporation.  This sale is reported as discontinued operations for the third and fourth quarters of 2010 only.  Prior periods were not reclassified due to the immateriality of the impact in those periods.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion), $5.0 billion ($9.5 billion), $5.2 billion ($8.4 billion), $4.9 billion ($8.3 billion) and $4.6 billion ($8.3 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion), $1.7 billion ($9.5 billion) $1.6 billion ($8.4 billion), $1.4 billion ($8.3 billion) and $1.6 billion ($8.3 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)         The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion and $1.4 billion, respectively, of Loans that are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
LOCAL CONSUMER LENDING - Page 4
North America
(In millions of dollars)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

KEY INDICATORS:

Personal Loans
Average Loans (in billions of dollars)	$15.0	$14.0	$13.4	$13.1	$12.5	$11.5	(18)%
EOP Loans (in billions of dollars)	$14.5	$13.6	$13.3	$12.9	$12.2	$11.4	(16)%
Net Interest Revenue on Loans	$590	$551	$534	$534	$509	$518	(6)%
As a % of Avg. Loans	15.95%	15.79%	15.81%	16.17%	16.51%	18.07%
Net Credit Losses	$383	$428	$363	$351	$387	$313	(27)%
As a % of Avg. Loans	10.36%	12.26%	10.75%	10.63%	12.56%	10.92%
Loans 90+ Days Past Due	$520	$437	$487	$547	$449	$350	(20)%
As a % of EOP Loans	3.59%	3.21%	3.66%	4.24%	3.68%	3.07%
Loans 30-89 Days Past Due	$323	$343	$405	$335	$244	$251	(27)%
As a % of EOP Loans	2.23%	2.52%	3.05%	2.60%	2.00%	2.20%

Commercial Real Estate
Average Loans (in billions of dollars)	$10.5	$10.1	$7.7	$4.5	$3.3	$1.9	(81)%
EOP Loans (in billions of dollars)	$10.3	$9.9	$5.4	$3.4	$2.0	$1.3	(87)%
Net Interest Revenue on Loans	$33	$33	$19	$8	$3	$3	(91)%
As a % of Avg. Loans	1.27%	1.31%	0.98%	0.71%	0.37%	0.63%
Net Credit Losses	$64	$93	$61	$39	$27	$9	(90)%
As a % of Avg. Loans	2.47%	3.69%	3.14%	3.44%	3.32%	1.90%
Loans 90+ Days Past Due (1)	$306	$258	$77	$73	$57	$61	(76)%
As a % of EOP Loans	2.97%	2.61%	1.43%	2.15%	2.85%	4.69%
Loans 30-89 Days Past Due (1)	$136	$155	$112	$85	$29	$13	(92)%
As a % of EOP Loans	1.32%	1.57%	2.07%	2.50%	1.45%	1.00%

Student Loans, Auto and Other (2)
Average Loans (in billions of dollars)	$55.0	$53.3	$16.6	$14.8	$14.2	$13.2	(75)%
EOP Loans (in billions of dollars)	$54.2	$48.4	$15.9	$14.7	$13.6	$10.8	(78)%
Net Credit Losses	$248	$198	$195	$232	$149	$124	(37)%
As a % of Avg. Loans	1.83%	1.49%	4.66%	6.22%	4.26%	3.77%
Loans 90+ Days Past Due (3) (4)	$1,706	$1,648	$567	$478	$451	$115	(93)%
As a % of EOP Loans	3.15%	3.40%	3.57%	3.25%	3.32%	1.06%
Loans 30-89 Days Past Due (3) (4)	$2,031	$1,843	$1,172	$1,069	$756	$593	(68)%
As a % of EOP Loans	3.75%	3.81%	7.37%	7.27%	5.56%	5.49%

(1)         The third quarter of 2010 excludes approximately $153 million (90+ Days Past Due) and $16 million (30-89 Days Past Due) related to loan sales or transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

(2)         The third quarter of 2010 reflects the sale of The Student Loan Corporation.  This sale is reported as discontinued operations for the third and fourth quarters of 2010 only.  Prior periods were not reclassified due to the immateriality of the impact in those periods.

(3)         The second quarter of 2010 excludes an estimated $27 million (90+ Days Past Due) and $145 million (30-89 Days Past Due) related to the transfer from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet related to the announced sale of a portfolio, which closed in the third quarter of 2010.

(4)          The second quarter of 2011 excludes an estimated $353 million (90+ Days Past Due) and $122 million (30-89 Days Past Due) related to transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
SPECIAL ASSET POOL
(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Net Interest Revenue	$420	$354	$223	$222	$59	$(135)	NM	$774	$(76)	NM
Non-Interest Revenue	1,120	218	91	204	(66)	1,150	NM	1,338	1,084	(19)%
Total Revenues, Net of Interest Expense	1,540	572	314	426	(7)	1,015	77%	2,112	1,008	(52)%
Total Operating Expenses	135	129	121	186	82	95	(26)%	264	177	(33)%
Net Credit Losses	292	462	689	570	670	219	(53)%	754	889	18%
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(4)%	(415)	(1,392)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(26)	(39)	26	(37)	21	(9)	77%	(65)	12	NM
Provision for Loan Losses and for Benefits and Claims	227	47	105	(153)	(310)	(181)	NM	274	(491)	NM
Income from Continuing Operations before Taxes	1,178	396	88	393	221	1,101	NM	1,574	1,322	(16)%
Income Taxes	300	280	171	146	159	423	51%	580	582	—
Income from Continuing Operations	878	116	(83)	247	62	678	NM	994	740	(26)%
Net Income (loss) Attributable to Minority Interests	16	(6)	74	104	59	49	NM	10	108	NM
Net Income (Loss)	$862	$122	$(157)	$143	$3	$629	NM	$984	$632	(36)%
EOP Assets (in billions of dollars)	$126	$112	$95	$80	$73	$53	(53)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2010	2011	2011 (5)	2010	2011	2011 (5)	2010		2011		2011 (5)
Assets:
Deposits with Banks	$168,330	$179,510	$173,728	$291	$459	$460	0.69%		1.04%		1.06%
Fed Funds Sold and Resale Agreements (6)	269,338	255,211	280,149	781	838	903	1.16%		1.33%		1.29%
Trading Account Assets (7)	280,103	276,424	278,536	2,038	2,033	2,133	2.92%		2.98%		3.07%
Investments	311,403	320,406	318,385	3,021	2,508	2,218	3.89%		3.17%		2.79%
Total Loans (net of Unearned Income) (8)	709,500	639,030	646,194	14,239	12,288	12,774	8.05%		7.80%		7.93%
Other Interest-Earning Assets	51,519	49,493	50,432	122	151	218	0.95%		1.24%		1.73%
Total Average Interest-Earning Assets	$1,790,193	$1,720,074	$1,747,424	$20,492	$18,277	$18,706	4.59%		4.31%		4.29%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$709,803	$715,682	$723,761	$1,794	$1,794	$1,863	1.01%		1.02%		1.03%
Deposit Insurance and FDIC Assessment	—	—	—	242	220	367
Total Deposits	709,803	715,682	723,761	2,036	2,014	2,230	1.15%		1.14%		1.24%
Fed Funds Purchased and Repurchase Agreements (6)	238,369	215,616	221,699	797	737	933	1.34%		1.39%		1.69%
Trading Account Liabilities (7)	83,237	80,775	91,845	106	84	168	0.51%		0.42%		0.73%
Short-Term Borrowings	155,890	134,257	129,394	215	170	168	0.55%		0.51%		0.52%
Long-Term Debt (9)	414,893	367,849	358,381	3,275	3,046	2,937	3.17%		3.36%		3.29%
Total Average Interest-Bearing Liabilities	$1,602,192	$1,514,179	$1,525,080	$6,429	$6,051	$6,436	1.61%		1.62%		1.69%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,602,192	$1,514,179	$1,525,080	$6,187	$5,831	$6,069	1.55%		1.56%		1.60%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$14,063	$12,226	$12,270	3.15%		2.88%		2.82%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$14,305	$12,446	$12,637	3.21%		2.93%		2.90%

2Q11 NIR Increase (Decrease) From							(33	)bps	(6	)bps
2Q11 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(31	)bps	(3	)bps

(1)

Net Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $136 million for the second quarter of 2010, $124 million for the first quarter of 2011 and $122 million for the second quarter of 2011.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS
TOTAL CITIGROUP
(In billions of dollars)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$146.4	$144.7	$143.7	$145.2	$145.4	$144.1	—
EMEA	9.4	8.7	9.4	9.7	9.8	10.0	15%
Latin America	40.6	40.9	41.7	46.3	48.7	49.0	20%
Asia	98.4	97.1	105.4	107.3	109.8	112.7	16%
Total	$294.8	$291.4	$300.2	$308.5	$313.7	$315.8	8%

ICG
Securities and Banking	$120.5	$112.4	$115.5	$111.4	$115.0	$113.8	1%
Transaction Services	314.5	314.9	341.4	339.8	355.3	358.3	14%
Total	$435.0	$427.3	$456.9	$451.2	$470.3	$472.1	10%

Total Citicorp	$729.8	$718.7	$757.1	$759.7	$784.0	$787.9	10%

Citi Holdings Deposits

Brokerage and Asset Management	$58.9	$57.1	$56.9	$57.8	$57.7	$55.2	(3)%
Local Consumer Lending	26.6	25.1	25.4	21.4	19.4	18.1	(28)%
Total Citi Holdings	$85.5	$82.2	$82.3	$79.2	$77.1	$73.3	(11)%

Corporate/Other Deposits	$12.6	$13.1	$10.7	$6.1	$4.8	$5.1	(61)%

Total Citigroup Deposits	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	6%

Reclassified to conform to the current period’s presentation.

EOP LOANS
TOTAL CITIGROUP
(In billions of dollars)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Citicorp:
Regional Consumer Banking

North America
Credit Cards	$77.7	$77.2	$76.6	$77.5	$73.2	$73.7	(5)%
Retail Banking	31.5	30.2	29.4	30.7	33.0	34.5	14%
Total	$109.2	$107.4	$106.0	$108.2	$106.2	$108.2	1%

EMEA
Credit Cards	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	15%
Retail Banking	4.9	4.3	4.7	4.4	4.7	4.9	14%
Total	$7.8	$6.9	$7.6	$7.2	$7.6	$7.9	14%

Latin America
Credit Cards	$12.1	$12.0	$12.6	$13.4	$13.5	$14.2	18%
Retail Banking	19.4	19.6	20.8	21.6	23.5	25.5	30%
Total	$31.5	$31.6	$33.4	$35.0	$37.0	$39.7	26%

Asia
Credit Cards	$17.5	$17.6	$19.0	$20.4	$20.0	$21.0	19%
Retail Banking	54.8	55.0	58.8	61.2	64.1	66.7	21%
Total	$72.3	$72.6	$77.8	$81.6	$84.1	$87.7	21%

Total Consumer Loans
Credit Cards	$110.2	$109.4	$111.1	$114.1	$109.6	$111.9	2%
Retail Banking	110.6	109.1	113.7	117.9	125.3	131.6	21%
Total Consumer	$220.8	$218.5	$224.8	$232.0	$234.9	$243.5	11%

Total Corporate Loans
Securities and Banking	$128.7	$126.3	$128.9	$131.6	$137.3	$144.8	15%
Global Transaction Services	29.8	34.4	39.9	43.1	46.1	51.7	50%
Total Corporate Loans	$158.5	$160.7	$168.8	$174.7	$183.4	$196.5	22%

Total Citicorp	$379.3	$379.2	$393.6	$406.7	$418.3	$440.0	16%

Citi Holdings:

Local Consumer Lending - North America
Credit Cards	$54.5	$50.2	$46.0	$46.4	$41.3	$41.9	(17)%
Real Estate Lending	147.7	139.6	132.5	125.6	119.9	116.0	(17)%
Commercial Real Estate	10.3	9.9	5.4	3.4	2.0	1.3	(87)%
Student Loans, Auto and Other	54.2	48.4	15.9	14.7	13.6	10.8	(78)%
Personal	14.5	13.6	13.3	12.9	12.2	11.4	(16)%
Total	$281.2	$261.7	$213.1	$203.0	$189.0	$181.4	(31)%

Local Consumer Lending - International
Credit Cards	$7.0	$6.2	$6.5	$6.2	$3.5	$3.6	(42)%
Retail Banking	20.7	18.4	18.2	15.7	14.6	13.0	(29)%
Total	$27.7	$24.6	$24.7	$21.9	$18.1	$16.6	(33)%

Citi Holdings - Other	$33.6	$26.7	$22.9	$17.2	$11.7	$9.5	(64)%

Total Citi Holdings	$342.5	$313.0	$260.7	$242.1	$218.8	$207.5	(34)%
Total Citigroup - GAAP	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	(6)%

Consumer Loans	$531.5	$505.4	$463.1	$457.6	$441.2	$443.0	(12)%
Corporate Loans	190.3	186.7	191.2	191.2	195.9	204.5	10%
Total Citigroup - GAAP	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	(6)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

SUPPLEMENTAL DETAIL
CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)						EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2011

Citicorp (2)
Total	$3,982	$3,806	$3,439	$3,114	$2,983	$2,800	$243.5
Ratio	1.80%	1.74%	1.54%	1.35%	1.27%	1.15%

Retail Bank (2)
Total	$827	$877	$849	$773	$811	$829	$131.6
Ratio	0.75%	0.80%	0.75%	0.66%	0.65%	0.63%
North America (2)	$142	$245	$221	$228	$241	$211	$34.5
Ratio	0.45%	0.81%	0.77%	0.76%	0.75%	0.63%
EMEA	$116	$117	$112	$96	$86	$84	$4.9
Ratio	2.37%	2.72%	2.38%	2.18%	1.83%	1.71%
Latin America	$323	$308	$290	$224	$249	$259	$25.5
Ratio	1.66%	1.57%	1.39%	1.04%	1.06%	1.02%
Asia	$246	$207	$226	$225	$235	$275	$66.7
Ratio	0.45%	0.38%	0.38%	0.37%	0.37%	0.41%

Citi-Branded Cards
Total	$3,155	$2,929	$2,590	$2,341	$2,172	$1,971	$111.9
Ratio	2.86%	2.68%	2.33%	2.05%	1.98%	1.76%
North America	$2,304	$2,130	$1,807	$1,597	$1,432	$1,205	$73.7
Ratio	2.97%	2.76%	2.36%	2.06%	1.96%	1.64%
EMEA	$77	$72	$69	$58	$60	$54	$3.0
Ratio	2.66%	2.77%	2.38%	2.07%	2.07%	1.80%
Latin America	$510	$481	$472	$446	$445	$462	$14.2
Ratio	4.21%	4.01%	3.75%	3.33%	3.30%	3.25%
Asia	$264	$246	$242	$240	$235	$250	$21.0
Ratio	1.51%	1.40%	1.27%	1.18%	1.18%	1.19%

Citi Holdings - Local Consumer Lending (2) (3)	$16,808	$14,371	$11,824	$10,225	$8,541	$7,103	$198.0
Ratio	5.66%	5.24%	5.23%	4.76%	4.33%	3.77%
International	$953	$724	$713	$657	$571	$530	$16.6
Ratio	3.44%	2.94%	2.89%	3.00%	3.15%	3.19%
North America Retail Partner Cards	$2,385	$2,004	$1,749	$1,610	$1,310	$1,080	$41.9
Ratio	4.38%	3.99%	3.80%	3.47%	3.17%	2.58%
North America (excluding Cards) (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	$5,493	$139.5
Ratio	6.27%	5.84%	6.03%	5.43%	4.83%	4.23%

Total Citigroup (excluding Special Asset Pool)	$20,790	$18,177	$15,263	$13,339	$11,524	$9,903	$441.5
Ratio	4.02%	3.69%	3.39%	2.99%	2.67%	2.30%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion and $1.4 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)						EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2011

Citicorp (2)
Total	$4,400	$3,934	$3,822	$3,555	$3,362	$3,115	$243.5
Ratio	1.99%	1.80%	1.71%	1.54%	1.44%	1.28%

Retail Bank (2)
Total	$1,306	$1,207	$1,279	$1,148	$1,145	$1,091	$131.6
Ratio	1.18%	1.11%	1.13%	0.98%	0.92%	0.83%
North America (2)	$236	$241	$243	$212	$185	$209	$34.5
Ratio	0.75%	0.80%	0.85%	0.71%	0.58%	0.62%
EMEA	$203	$158	$156	$136	$143	$132	$4.9
Ratio	4.14%	3.67%	3.32%	3.09%	3.04%	2.69%
Latin America	$391	$338	$404	$267	$326	$304	$25.5
Ratio	2.02%	1.72%	1.94%	1.24%	1.39%	1.19%
Asia	$476	$470	$476	$533	$491	$446	$66.7
Ratio	0.87%	0.85%	0.81%	0.87%	0.77%	0.67%

Citi-Branded Cards
Total	$3,094	$2,727	$2,543	$2,407	$2,217	$2,024	$111.9
Ratio	2.81%	2.49%	2.29%	2.11%	2.02%	1.81%
North America	$2,145	$1,828	$1,687	$1,539	$1,327	$1,132	$73.7
Ratio	2.76%	2.37%	2.20%	1.99%	1.81%	1.54%
EMEA	$113	$90	$86	$72	$78	$72	$3.0
Ratio	3.90%	3.46%	2.97%	2.57%	2.69%	2.40%
Latin America	$475	$485	$442	$456	$454	$469	$14.2
Ratio	3.93%	4.04%	3.51%	3.40%	3.36%	3.30%
Asia	$361	$324	$328	$340	$358	$351	$21.0
Ratio	2.06%	1.84%	1.73%	1.67%	1.79%	1.67%

Citi Holdings - Local Consumer Lending (2) (3)	$12,236	$11,201	$10,408	$9,462	$7,624	$7,381	$198.0
Ratio	4.12%	4.08%	4.61%	4.41%	3.86%	3.92%
International	$1,059	$939	$978	$848	$815	$726	$16.6
Ratio	3.82%	3.82%	3.96%	3.87%	4.50%	4.37%
North America Retail Partner Cards	$2,374	$2,150	$1,972	$1,751	$1,515	$1,454	$41.9
Ratio	4.36%	4.28%	4.29%	3.77%	3.67%	3.47%
North America (excluding Cards) (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$5,201	$139.5
Ratio	4.10%	4.07%	4.81%	4.68%	3.84%	4.01%

Total Citigroup (excluding Special Asset Pool) (2)(3)	$16,636	$15,135	$14,230	$13,017	$10,986	$10,496	$441.5
Ratio	3.21%	3.07%	3.16%	2.92%	2.55%	2.44%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. by U.S. U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)

The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion, $1.7 billion, $1.5 billion and $1.4 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568		$36,033	$40,655

Gross Credit (Losses)	(9,202)	(9,006)	(8,499)	(7,784)	(7,131)	(5,906)	34%	(18,208)	(13,037)	28%
Gross Recoveries	818	1,044	840	930	862	759	(27)%	1,862	1,621	(13)%
Net Credit (Losses) / Recoveries (NCL’s)	(8,384)	(7,962)	(7,659)	(6,854)	(6,269)	(5,147)	35%	(16,346)	(11,416)	30%
NCL’s	8,384	7,962	7,659	6,854	6,269	5,147	(35)%	16,346	11,416	(30)%
Net Reserve Builds / (Releases)	(882)	(1,752)	(1,470)	(2,419)	(3,482)	(1,950)	(11)%	(2,634)	(5,432)	NM
Net Specific Reserve Builds / (Releases)	864	313	(523)	204	112	(16)	NM	1,177	96	(92)%
Provision for Loan Losses	8,366	6,523	5,666	4,639	2,899	3,181	(51)%	14,889	6,080	(59)%
Other (3) (4) (5) (6) (7) (8) (9)	12,731	(1,110)	(530)	(804)	(717)	(240)		11,621	(957)
Allowance for Loan Losses at End of Period (1) (2) (a)	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362		$46,197	$34,362

Allowance for Unfunded Lending Commitments (10) (a)	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097		$1,054	$1,097

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25	$(13)		$(106)	$12

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459		$47,251	$35,459

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	6.80%	6.72%	6.73%	6.31%	5.79%	5.35%

Allowance for Loan Losses at End of Period (1):
Citicorp	$18,503	$17,524	$17,371	$17,075	$15,597	$14,722
Citi Holdings	30,243	28,673	26,303	23,580	20,971	19,640
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the Allowance for Loan Losses are reserves for Troubled Debt Restructurings (TDRs) of $6,926 million, $7,320 million, $7,090 million, $7,609 million, $8,417 million and $8,751 million, as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, excludes $5.4 billion, $4.9 billion, $5.2 billion, $4.4 billion, $4.4 billion and $4.8 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2
TOTAL CITIGROUP
(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$28,397	$41,422	$39,578	$37,607	$35,445	$32,726		$28,397	$35,445

Net Credit (Losses) / Recoveries (NCL’s)	(8,020)	(7,490)	(6,737)	(6,190)	(5,420)	(4,798)	36%	(15,510)	(10,218)	34%
NCL’s	8,020	7,490	6,737	6,190	5,420	4,798	(36)%	15,510	10,218	(34)%
Net Reserve Builds / (Releases)	(507)	(1,302)	(1,170)	(1,919)	(2,882)	(1,793)	(38)%	(1,809)	(4,675)	NM
Net Specific Reserve Builds / (Releases)	731	484	(222)	587	906	267	(45)%	1,215	1,173	(3)%
Provision for Loan Losses	8,244	6,672	5,345	4,858	3,444	3,272	(51)%	14,916	6,716	(55)%
Other (3) (4) (5) (6) (7) (8) (9)	12,801	(1,026)	(579)	(830)	(743)	(241)		11,775	(984)	NM
Allowance for Loan Losses at End of Period (1) (2) (a)	$41,422	$39,578	$37,607	$35,445	$32,726	$30,959		$39,578	$30,959

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$6	$—	$—	$—	$—	$3		$—	$3

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—	$3		$(9)	$3

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,428	$39,578	$37,607	$35,445	$32,726	$30,962		$39,578	$30,962

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	7.84%	7.87%	8.16%	7.77%	7.47%	7.01%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,636	$7,324	$6,619	$6,067	$5,210	$3,842		$7,636	$5,210

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(664)	(849)	(349)	26%	(836)	(1,198)	(43)%
NCL’s	364	472	922	664	849	349	(26)%	836	1,198	43%
Net Reserve Builds / (Releases)	(375)	(450)	(300)	(500)	(600)	(157)	65%	(825)	(757)	8%
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	(283)	(65)%	(38)	(1,077)	NM
Provision for Loan Losses	122	(149)	321	(219)	(545)	(91)	39%	(27)	(636)	NM
Other (3)	(70)	(84)	49	26	26	1		(154)	27
Allowance for Loan Losses at End of Period (1) (b)	$7,324	$6,619	$6,067	$5,210	$3,842	$3,403		$6,619	$3,403

Corporate Allowance for Unfunded Lending Commitments (6) (b)	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094		$1,054	$1,094

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25	$(16)		$(97)	$9

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,440	$7,673	$7,169	$6,276	$4,947	$4,497		$7,673	$4,497

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	3.90%	3.59%	3.22%	2.76%	1.99%	1.69%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the Allowance for Loan Losses are reserves for Troubled Debt Restructurings (TDRs) of $6,926 million, $7,320 million, $7,090 million, $7,609 million, $8,417 million and $8,751 million, as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)	The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion $1.5 billion and $1.4 billion, respectively, of Loans which are carried at fair value.

(12)

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 excludes $2.5 billion, $2.3 billion $2.8 billion $2.6 billion $2.9 billion and $3.4 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1
CITICORP
(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)

Citicorp
Net Credit Losses	$3,142	$2,965	$3,020	$2,662	$2,318	$2,153	(27)%	$6,107	$4,471	(27)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	(909)	(42)%	(999)	(2,167)	NM
Consumer Banking
Net Credit Losses	$3,040	$2,922	$2,731	$2,528	$2,108	$2,002	(31)%	$5,962	$4,110	(31)%
Credit Reserve Build / (Release)	(180)	(408)	(403)	(552)	(862)	(850)	NM	(588)	(1,712)	NM
North America Consumer Banking
Net Credit Losses	2,157	2,126	1,971	1,768	1,440	1,305	(39)%	4,283	2,745	(36)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(649)	(757)	NM	(5)	(1,406)	NM
Retail Banking
Net Credit Losses	73	79	90	97	88	77	(3)%	152	165	9%
Credit Reserve Build / (Release)	4	(9)	40	5	—	8	NM	(5)	8	NM
Citi-Branded Cards
Net Credit Losses	2,084	2,047	1,881	1,671	1,352	1,228	(40)%	4,131	2,580	(38)%
Credit Reserve Build / (Release)	—	—	—	(353)	(649)	(765)	—	—	(1,414)	—
EMEA Consumer Banking
Net Credit Losses	97	85	65	73	49	47	(45)%	182	96	(47)%
Credit Reserve Build / (Release)	(10)	(46)	(51)	(12)	(33)	(55)	(20)%	(56)	(88)	(57)%
Retail Banking
Net Credit Losses	47	46	34	44	23	24	(48)%	93	47	(49)%
Credit Reserve Build / (Release)	(6)	(21)	(21)	(6)	(11)	(29)	(38)%	(27)	(40)	(48)%
Citi-Branded Cards
Net Credit Losses	50	39	31	29	26	23	(41)%	89	49	(45)%
Credit Reserve Build / (Release)	(4)	(25)	(30)	(6)	(22)	(26)	(4)%	(29)	(48)	(66)%
Latin America Consumer Banking
Net Credit Losses	509	457	450	451	407	425	(7)%	966	832	(14)%
Credit Reserve Build / (Release)	(136)	(241)	(300)	(149)	(146)	(23)	90%	(377)	(169)	55%
Retail Banking
Net Credit Losses	91	96	128	123	103	117	22%	187	220	18%
Credit Reserve Build / (Release)	(5)	(29)	(55)	1	(68)	21	NM	(34)	(47)	(38)%
Citi-Branded Cards
Net Credit Losses	418	361	322	328	304	308	(15)%	779	612	(21)%
Credit Reserve Build / (Release)	(131)	(212)	(245)	(150)	(78)	(44)	79%	(343)	(122)	64%
Asia Consumer Banking
Net Credit Losses	277	254	245	236	212	225	(11)%	531	437	(18)%
Credit Reserve Build / (Release)	(38)	(112)	(92)	(43)	(34)	(15)	87%	(150)	(49)	67%
Retail Banking
Net Credit Losses	78	83	81	79	63	80	(4)%	161	143	(11)%
Credit Reserve Build / (Release)	(17)	(34)	(27)	(18)	(7)	1	NM	(51)	(6)	88%
Citi-Branded Cards
Net Credit Losses	199	171	164	157	149	145	(15)%	370	294	(21)%
Credit Reserve Build / (Release)	(21)	(78)	(65)	(25)	(27)	(16)	79%	(99)	(43)	57%

Institutional Clients Group (ICG)
Net Credit Losses	102	43	289	134	210	151	NM	145	361	NM
Credit Reserve Build / (Release)	(180)	(231)	(24)	(189)	(396)	(59)	74%	(411)	(455)	(11)%
Securities and Banking
Net Credit Losses	101	42	288	132	204	152	NM	143	356	NM
Credit Reserve Build / (Release)	(162)	(196)	(8)	(194)	(397)	(85)	57%	(358)	(482)	(35)%
Transaction Services
Net Credit Losses	1	1	1	2	6	(1)	NM	2	5	NM
Credit Reserve Build / (Release)	(18)	(35)	(16)	5	1	26	NM	(53)	27	NM

Total Citicorp Provision for Loan Losses	$2,782	$2,326	$2,593	$1,921	$1,060	$1,244	(47)%	$5,108	$2,304	(55)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2
CITI HOLDINGS / TOTAL CITIGROUP
(In millions of dollars)

							2Q11 vs.	Six	Six	YTD 2011 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/	Months	Months	YTD 2010 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)	2010	2011	(Decrease)
Citi Holdings
Net Credit Losses	$5,241	$4,998	$4,640	$4,191	$3,950	$2,995	(40)%	$10,239	$6,945	(32)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	(1,057)	(32)%	(460)	(3,169)	NM
Brokerage and Asset Management
Net Credit Losses	11	1	2	3	1	—	(100)%	12	1	(92)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	33%	(10)	(3)	70%
Local Consumer Lending
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	2,776	(39)%	9,473	6,055	(36)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	(664)	(58)%	(35)	(1,774)	NM
Special Asset Pool
Net Credit Losses	292	462	689	570	670	219	(53)%	754	889	18%
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(4)%	(415)	(1,392)	NM

Total Citi Holdings Provision for Loan Losses	$5,581	$4,198	$3,073	$2,718	$1,838	$1,938	(54)%	$9,779	$3,776	(61)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,782	$2,326	$2,593	$1,921	$1,060	$1,244	(47)%	$5,108	$2,304	(55)%

Corporate / Other	3	(1)	—	—	1	(1)	—	2	—	(100)%

Total Citigroup Provision for Loan Losses	$8,366	$6,523	$5,666	$4,639	$2,899	$3,181	(51)%	$14,889	$6,080	(59)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	(57)%
EMEA	5,834	5,508	5,473	5,327	2,427	1,951	(65)%
Latin America	608	570	658	701	606	527	(8)%
Asia	830	547	517	470	451	442	(19)%
Total	$12,932	$11,036	$9,947	$8,610	$5,481	$4,819	(56)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,966	$11,289	$9,978	$8,540	$7,068	$6,125	(46)%
EMEA	790	690	758	662	667	647	(6)%
Latin America	1,246	1,218	1,150	1,019	1,034	1,084	(11)%
Asia	634	579	586	576	562	558	(4)%
Total	$15,636	$13,776	$12,472	$10,797	$9,331	$8,414	(39)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	(7)%
Regional Consumer Banking	35	36	37	30	33	40	11%
Brokerage and Asset Management	—	—	—	—	—	—	—
Local Consumer Lending	588	621	674	707	619	510	(18)%
Special Asset Pool	44	179	181	156	168	98	(45)%
Corporate/Other	8	7	7	14	14	16	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	(14)%

OREO By Region:
North America	$1,291	$1,422	$1,470	$1,440	$1,331	$1,245	(12)%
EMEA	134	146	164	161	140	133	(9)%
Latin America	51	49	53	47	52	55	12%
Asia	45	56	54	55	54	1	(98)%
Total	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	(14)%

Other Repossessed Assets (4)	$64	$55	$38	$28	$21	$18	(67)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$12,932	$11,036	$9,947	$8,610	$5,481	$4,819	(56)%
Consumer Non-Accrual Basis Loans	15,636	13,776	12,472	10,797	9,331	8,414	(39)%
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	13,233	(47)%
OREO	1,521	1,673	1,741	1,703	1,577	1,434	(14)%
Other Repossessed Assets	64	55	38	28	21	18	(67)%
Non-Accrual Assets (NAA)	$30,153	$26,540	$24,198	$21,138	$16,410	$14,685	(45)%

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%	2.04%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%	0.75%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%	260%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2
TOTAL CITICORP
(In millions of dollars)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	$1,189	14%
EMEA	1,084	861	1,125	1,266	1,292	1,061	23%
Latin America	342	302	372	472	427	391	29%
Asia	291	364	349	356	356	332	(9)%
Total	$2,975	$2,573	$2,961	$3,081	$3,256	$2,973	16%

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$376	$363	$341	25%
EMEA	215	148	150	112	120	107	(28)%
Latin America	1,205	1,178	1,108	977	1,004	1,052	(11)%
Asia	387	338	354	363	359	373	10%
Total	$2,049	$1,937	$1,967	$1,828	$1,846	$1,873	(3)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	(7)%
Regional Consumer Banking	35	36	37	30	33	40	11%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$881	$866	$879	$826	$776	$810	(6)%

OREO By Region:
North America	$783	$803	$821	$777	$727	$759	(5)%
EMEA	12	11	11	11	11	12	9%
Latin America	41	39	42	34	34	38	(3)%
Asia	45	13	5	4	4	1	(92)%
Total	$881	$866	$879	$826	$776	$810	(6)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,975	$2,573	$2,961	$3,081	$3,256	$2,973	16%
Consumer Non-Accrual Basis Loans	2,049	1,937	1,967	1,828	1,846	1,873	(3)%
Non-Accrual Loans (NAL)	5,024	4,510	4,928	4,909	5,102	4,846	7%
OREO	881	866	879	826	776	810	(6)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,905	$5,376	$5,807	$5,735	$5,878	$5,656	5%

NAA as a % of Total Assets	0.48%	0.44%	0.45%	0.45%	0.44%	0.41%

Allowance for Loan Losses as a % of NAL	368%	389%	352%	348%	306%	304%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3
TOTAL CITI HOLDINGS
(In millions of dollars)

							2Q11 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q10 Increase/
	2010	2010	2010	2010	2011	2011	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	$710	(79)%
EMEA	4,750	4,647	4,348	4,061	1,135	890	(81)%
Latin America	266	268	286	229	179	136	(49)%
Asia	539	183	168	114	95	110	(40)%
Total	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	(78)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,724	$11,016	$9,623	$8,164	$6,705	$5,784	(47)%
EMEA	575	542	608	550	547	540	—
Latin America	41	40	42	42	30	32	(20)%
Asia	247	241	232	213	203	185	(23)%
Total	$13,587	$11,839	$10,505	$8,969	$7,485	$6,541	(45)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	$—	—
Local Consumer Lending	588	621	674	707	619	510	(18)%
Special Asset Pool	44	179	181	156	168	98	(45)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$632	$800	$855	$863	$787	$608	(24)%

OREO By Region:
North America	$500	$612	$642	$649	$590	$470	(23)%
EMEA	122	135	153	150	129	121	(10)%
Latin America	10	10	11	13	18	17	70%
Asia	—	43	49	51	50	—	(100)%
Total	$632	$800	$855	$863	$787	$608	(24)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	(78)%
Consumer Non-Accrual Basis Loans	13,587	11,839	10,505	8,969	7,485	6,541	(45)%
Non-Accrual Loans (NAL)	23,544	20,302	17,491	14,498	9,710	8,387	(59)%
OREO	632	800	855	863	787	608	(24)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,176	$21,102	$18,346	$15,361	$10,497	$8,995	(57)%

NAA as a % of Total Assets	4.81%	4.54%	4.36%	4.28%	3.11%	2.92%

Allowance for Loan Losses as a % of NAL	128%	141%	150%	163%	216%	234%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4
(In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratio) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q
	2010	2010	2010	2010	2011	2011

Tangible Book Value Per Share (page 1):

Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052
Less:
Goodwill - as reported	25,662	25,201	25,797	26,152	26,339	26,621
Intangible Assets (Other than MSRs) - as reported	8,277	7,868	7,705	7,504	7,280	7,136

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	—	—	—	165	—
Goodwill and Intangible Assets - recorded as Assets Held for Sale	45	66	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	65	62	59	56	53	50
Tangible Common Equity	$117,060	$121,297	$129,040	$129,444	$136,888	$142,245
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9
Tangible Book Value Per Share	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75

Reclassified to conform to the current period’s presentation.